UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781
                                  ------------

                                 TEMPLETON FUNDS
                               ---------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/09
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


AUGUST 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Funds

                                                                       (GRAPHIC)


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                                                                   INTERNATIONAL

                             TEMPLETON FOREIGN FUND

                      (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Annual Report

Templeton Foreign Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including emerging markets.

This annual report for Templeton Foreign Fund covers the fiscal year ended August 31, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Templeton Foreign Fund - Class A had a -7.96% cumulative total return for the 12 months under review. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which had a -14.47% total return for the same period.(1) In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 12. For the 10-year period ended August 31, 2009, Templeton Foreign Fund - Class A delivered a +62.92% cumulative total return, compared with the MSCI EAFE Index's +30.31% cumulative total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 12.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. As of 8/31/09, the Fund's Class A 10-year average annual total return not including sales charges was +5.00%, compared with the +2.68% 10-year average annual total return of the MSCI EAFE Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

     THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 24.


                                Annual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/09

                                  (BAR CHART)

Europe                                      65.1%
Asia                                        23.4%
North America                                5.1%
Latin America & Caribbean                    1.5%
Middle East & Africa                         0.9%
Australia & New Zealand                      0.7%
Short-Term Investments & Other Net Assets    3.3%

ECONOMIC AND MARKET OVERVIEW

The 12-month period under review can be divided into two halves: the first marked by the bursting of the credit and commodities' bubbles, the onset of global recession and the precipitous decline of equity markets, and the second by a sharp market rebound amid renewed optimism. After the collapse of U.S. investment bank Lehman Brothers at the beginning of the period, restrictive credit and wealth deterioration stalled economic activity, marking the first global recession in nearly half a century. In response, policymakers spent several trillion dollars purchasing troubled assets and lowering borrowing costs; some central banks, having exhausted traditional monetary stimulus, initiated quantitative easing strategies, which increased the money supply to promote liquidity and lending. Equity market volatility reached record levels and consumer confidence plummeted as global stocks hit 14-year lows as measured by the MSCI World Index.(2) Currency markets were particularly volatile in the first half of the reporting period, though the U.S. dollar advanced as risk-averse investors rotated capital into Treasuries, pressuring yields. The heavily indebted financials sector and the expensive materials sector declined most sharply as the bubbles in credit and commodities burst. Emerging markets, which some investors had believed would "decouple" from a U.S.-led economic downturn, also participated in the global sell-off. Although absolute declines were universal during the first half of the period, relative losses were less severe for the sectors perceived to be more defensive (e.g., utilities, health care and consumer staples).

Global equity markets suffered heavy losses through March before staging a rally fueled by low valuations, renewed optimism and aggregate corporate earnings that beat consensus expectations. Notably, this latter period witnessed a resurgence of cyclical sectors (financials, materials, energy and industrials) as data appeared to indicate some stabilization in the economic and financial turmoil associated with the credit crisis and global recession. Funds flowed out of cash and Treasuries into equities and credit as a turnaround in investor sentiment galvanized. The dollar depreciated, ultimately ending the 12-month period roughly unchanged against the currencies of the U.S.'s major trading partners. Meanwhile, the euro gained against the dollar and the yen, even as European policymakers lowered interest rates and injected capital into the economy to stave off a gathering deflationary cycle. Commodities rallied inconsistently during the period as the demand outlook in emerging markets improved, but spot prices remained well below 2008 highs. Equities moderated somewhat toward the end of the period as economic news

(2.) Source: (C) 2009 Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


                                4 | Annual Report
remained mixed and some investors worried that stock prices had risen too far. Despite the sharp second-half rebound, all global sectors and regions posted absolute losses during the period under review.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

The year under review encompassed a dramatic period for international equity markets and the global economy. The bankruptcy of Lehman Brothers less than three weeks into the period, and the successive demise of the Wall Street model of leveraged finance, set the tone for the first half of the year. Panic-stricken investors pulled money out of equities, accelerating the market's downward momentum, and international equity valuations hit their lowest levels in 35 years.(3) Economic news flow did little to stem the decline as recessionary conditions set in across the developed world. Stocks maintained a resolute downward bias through March, rising only intermittently on news of government interventions or narrowly averted bankruptcies. Nearly all regions and investible asset classes were negatively impacted by the market attrition. Unlike past crises, which devastated one particular region, sector or asset class, but remained relatively contained, this crisis had its roots in three separate asset classes -- credit, property and commodities -- and the fallout was widespread. Restrictive credit conditions and global demand deterioration choked off economic growth and impinged on corporate profitability.

Sir John Templeton used to cite the "moment of maximum pessimism" as the best time to invest in stocks. During the period under review, we believe that moment came during the month of March. By this time, central banks had spent trillions of dollars trying to right the floundering global financial system, but their efforts had gone largely unrewarded and markets continued to languish. International stocks had given back all gains achieved since the bursting of the technology bubble in 2000, as measured by the MSCI EAFE Index, and

TOP 10 COUNTRIES
Based on Equity Securities
8/31/09

              % OF TOTAL
              NET ASSETS
              ----------
U.K.            18.3%
France          10.6%
Germany          9.9%
Switzerland      7.2%
Netherlands      6.3%
Taiwan           5.4%
Japan            4.7%
Norway           4.5%
Singapore        4.2%
South Korea      3.4%

(3.) Source: MSCI Global via Factset.


                                Annual Report | 5
consumer confidence in the world's largest economy stood at its lowest levels on record.(1) However, in March, better-than-expected corporate earnings and incipient signs of an economic recovery rekindled market optimism and, with plenty of support from historically low valuations, stocks sharply reversed course.

The rally that followed in the second half of the Fund's fiscal year was nearly as dramatic as the market's decline in the first half. International stocks surged more than 60% in less than six months, and performance trends inverted as a new bull market took hold.(4) Whereas troubled financials stocks chalked up the more severe losses during the first half of the period, the revival in risk appetite made them the biggest gainers in the latter half. Meanwhile, after leading the market in the first half of the reporting period, the defensive health care sector became the market's weakest performer in the second half as investors favored beaten-down cyclicals more geared to an economic recovery. Ultimately, the market's impressive rally wasn't enough to offset its drastic decline, and on an absolute basis the Fund delivered losses during the review period. However, the Fund's international mandate helped it outperform global portfolios as the market rebound favored higher-growth international and emerging market stocks foremost. The Fund outperformed international indexes as well, with roughly half the losses of its benchmark MSCI EAFE Index.

During this difficult and volatile one-year period, and despite strong performance versus its benchmark index, several of the Fund's investments lost value and hindered our overall results. Some of our cyclical sectors did not fare well, particularly financials, and it was one of the Fund's biggest detractors from performance during the year.(5) We maintained a cautious underweighting in the financials sector since well before the onset of the credit crisis, notably avoiding what we considered to be the most overleveraged financials stocks: investment banks at the center of the global financial crisis. While it would have been difficult to predict the actual extent of financials sector losses, we have long been skeptical of the sector's opaque balance sheets and seemingly unsustainable earnings growth rates. Our decision to underweight the sector aided performance during the first half of the period, when financials was a top relative contributor, but detracted significantly during the second half, when global financials stocks on the whole rallied considerably. Although the Fund's financials holdings well outpaced the index in the same six-month

(4.) Source: Morgan Stanley Capital International.

(5.) The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.


                                6 | Annual Report
period, our underweighted exposure severely curtailed the positive relative impact. In fact, seven of the year's 10 worst detractors were financials stocks. Most notable among them was the Dutch banking and insurance conglomerate ING Groep, which posted major losses tied to asset write-downs and had to draw on the Dutch government's bailout facility.

The Fund's materials holdings represented another underweighted cyclical sector that hurt relative returns.(6) Our cautious exposure to metals and mining stocks helped relative performance during the first half of the period, but detracted significantly once commodity prices regained footing. Furthermore, our investment in UPM-Kymmene, Europe's largest paper producer, declined during the period as weak demand and falling prices continued to weigh on the paper industry. Although we continued to search for select opportunities in the materials sector, valuations generally seemed elevated, so we remained significantly underweighted through period-end. We also maintained our significant underweighting in the less cyclical, more defensive consumer staples sector, which hindered relative return during the period.(7) In the short term, the counter-cyclical qualities of consumer staples stocks can help limit losses in a falling market, but we found that structural headwinds from rising input prices, increasing fragmentation and lack of innovation were too great to justify recent valuations, making it difficult for us to find promising long-term value investments.

The Fund's performance versus the MSCI EAFE Index was led by Asian equities, which generally benefited from aggressive government intervention and robust growth dynamics. A position in non-index country Taiwan boosted relative returns. Investors seemed pleased by Taiwan's improving relations with China, and the country's high concentration of technology businesses also supported a strong rally. Our decision to underweight Japanese stocks aided returns, but our holdings in the typically low-growth country fared substantially worse than the index's Japanese holdings and were detractors from performance. Although the Fund's slightly underweighted European holdings posted an absolute loss, they held up better than the benchmark's, led by our U.K. holdings. A particularly significant contributor to returns during the period was Kingfisher, a British consumer discretionary stock. Shares of Europe's largest home improvement retailer rallied after signs emerged of a

TOP 10 EQUITY HOLDINGS
8/31/09

COMPANY                                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                   NET ASSETS
------------------------                                   ----------
ING Groep NV                                                  3.3%
   DIVERSIFIED FINANCIAL SERVICES, NETHERLANDS
Vodafone Group PLC                                            2.9%
   WIRELESS TELECOMMUNICATION SERVICES, U.K.
Siemens AG                                                    2.2%
   INDUSTRIAL CONGLOMERATES, GERMANY
Adecco SA                                                     2.1%
   PROFESSIONAL SERVICES, SWITZERLAND
Taiwan Semiconductor Manufacturing Co. Ltd.                   2.1%
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, TAIWAN
Samsung Electronics Co. Ltd.                                  2.0%
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, SOUTH KOREA
StatoilHydro ASA                                              1.9%
   OIL, GAS & CONSUMABLE FUELS, NORWAY
Kingfisher PLC                                                1.9%
   SPECIALTY RETAIL, U.K.
KKR Private Equity Investors LP                               1.9%
   CAPITAL MARKETS, U.S.
Sanofi-Aventis SA                                             1.9%
   PHARMACEUTICALS, FRANCE

(6.) The materials sector comprises metals and mining, and paper and forest products in the SOI.

(7.) The consumer staples sector comprises food products in the SOI.


                                Annual Report | 7
recovery in European property markets, while the company aggressively cut costs and restructured its loss-making Chinese operations.

In general, we continued to favor consumer discretionary stocks, and at period-end maintained our above-benchmark exposure to the sector.(8) Certain consumer discretionary stocks offered strong balance sheets, powerful global brands and the ability to generate high free cash flow. Furthermore, such stocks are considered "early cyclicals," meaning they often perform best during market recovery phases. The abrupt decline in consumer spending during the year drove international consumer discretionary stocks to their lowest valuations on record, creating, in our opinion, some attractive value opportunities. During the period, the Fund's consumer discretionary stocks outperformed the index. Another sector where we found attractive value opportunities was telecommunication services, the Fund's second-largest overweighted allocation.(9) We liked certain telecommunications stocks for their high free cash flow yields, low valuations, broad geographic revenue diversification and resilience in a deflationary environment. Stock selection in the telecommunication services sector boosted relative performance during the period, with notable contributions from Telefonica, a Spanish provider of fixed and mobile telecommunication services across Europe and Latin America, and China Telecom,(10) China's biggest fixed-line phone carrier.

We also continued to favor the information technology sector, which at period-end represented the Fund's largest sector overweighting.(11) Our holdings surpassed the returns of the index's in this sector and made a significant contribution to relative performance. We began gradually building the Fund's overweighted position in the years following the 2000 collapse of the TMT (technology, media, telecommunications) bubble, when technology stocks were highly out of favor. Business spending on technology has remained historically low since then, suggesting to us a cyclical upturn may be forthcoming. Furthermore, the recession has re-emphasized the importance of lean cost structures, and technology may increasingly be seen as an effective tool for managers looking to optimize costs and realize efficiencies. Certain technology stocks can offer significant free cash flow yields and unburdened balance sheets, giving them financial flexibility and the ability to fund their own growth in difficult credit environments. Technology products are increasingly

(8.) The consumer discretionary sector comprises auto components; automobiles;
     hotels, restaurants and leisure; household durables; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.

(9.) The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

(10.) This holding is not an index component.

(11.) The information technology sector comprises communications equipment;
     computers and peripherals; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; and software in the SOI.


                                8 | Annual Report
considered essential, and we think long-term dynamics are favorable for the sector's continued growth, particularly given its attractive valuations.

Three of the Fund's top five contributors to performance were information technology stocks. Most notable was Samsung Electronics,(10) the world's largest consumer electronics manufacturer, which announced a promising foundry partnership and benefited from rising spot prices in the beleaguered memory chip market. Depressed semiconductor and hardware stocks in general staged a dramatic recovery midway through the period. Our position in Taiwanese computer component and peripheral manufacturer Lite-On Technology(10) also benefited from this trend. The company sold or scaled back some of its less profitable, non-core businesses during the period, and management has committed more resources to optimizing higher-margin businesses as part of a longer-term turnaround plan. Another Taiwanese hardware manufacturer, Compal Electronic,(10) was also among the Fund's top five contributors. Compal, the world's second-largest maker of laptop computers, continued gaining market share while judicious management of operating expenses kept margins relatively stable throughout the economic downturn.

Within the Fund, some other sectors traditionally considered cyclical also performed better than those in the index. Economically sensitive industrials stocks declined in absolute terms as the global economy spiraled into its first coordinated recession since World War II, but stock selection contributed to Fund performance relative to the benchmark.(12) Netherlands-based Randstad Holdings, the world's second-largest staffing company, was a top contributor. The stock's early cyclical profile aided performance as indications of an economic recovery emerged. The Fund's overweighted energy stocks also performed better than those in the index, despite the dramatic plunge in oil prices from the beginning of the period through year-end 2008. As we mentioned in the Fund's February 2009 semiannual report, our most significant new acquisition was StatoilHydro, Norway's largest oil and gas company. The stock is fairly sensitive to oil prices, and oil's steep price decline at the beginning of the period created seemingly oversold conditions in StatoilHydro, giving us an opportunity to own shares in what we considered a quality company with a mature operation, and at a significantly discounted price. As oil prices recovered and prospects for the global economy improved, this scenario began to play out and our investment in StatoilHydro made impressive gains from the time we bought it through period-end.

(12.) The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, construction and engineering, industrial conglomerates, professional services, and trading companies and distributors in the SOI.


                               Annual Report | 9

It is important to also recognize the effect of currency on Fund performance. The U.S. dollar fluctuated dramatically. Initially, the dollar benefited from the "flight to safety" of risk-averse investors who sold equities and piled the proceeds into the relative safety of Treasuries. However, as risk appetite re-emerged in the latter half of the period and concerns grew about the longer-term implications of U.S. government spending on the purchasing power of the dollar, the greenback moderated, finishing the period roughly unchanged. Relative to the benchmark, currency effects detracted from returns as the Fund's underweighted exposure to Japan limited the benefit of the strengthening yen.

By the end of the review period, optimism among equity investors had reached its highest level in two years.(13) While the consensus may have turned bullish in recent months, it is important to note that the rally from March through August was already quite substantial, and significant structural headwinds still persist over the intermediate term. Not least of these were the Chinese government's ability to continue subsidizing growth and the U.S. government's ability to continue funding its growing deficit by selling Treasury bonds abroad. Meanwhile, corporate earnings trends were encouraging and economic indicators appeared supportive at period-end, but much of the improvement stemmed from aggressive cost-cutting that helped buoy earnings and a resurgence in inventory restocking that lifted manufacturing. In our opinion, investors should watch closely for the sustainability of these trends and be encouraged by any indication of organic growth in corporate revenues and economic variables.

We think it is worth noting that insider selling has increased dramatically in recent months, which to us is a sign that those currently closest to corporate fundamentals may consider this market rally overextended. Indeed, at period-end the price-to-earnings ratio of the MSCI World Index had roughly tripled since the market's March lows, suggesting that a continued recovery has been priced into the near-term forecast. However, the near-term trajectories of equity markets and the global economy are of scant concern to us strategically (aside from the potential buying opportunities that market declines often present), and we have little insight into their immediate paths. As value investors, we are instead focused on finding companies whose current share price discounts the longer-term value of their assets, earnings and cash-flow potential. While recent market strength has made this task a bit more difficult, we nonetheless continue to find select stocks that meet our stringent, long-term value criteria. Sir John Templeton used to say "the time to buy is when others are despondently selling, and the time to sell is when others are avidly

(13.) Source: Bloomberg, LP, "Stock Bulls Increase as Survey Shows Most Optimism in Two Years," BLOOMBERG PROFESSIONAL CONFIDENCE SURVEY, 8/12/09.


                               10 | Annual Report
buying." We believe the acquisitions we made during the downturn, when many investors were despondently selling, represented a rare opportunity to buy quality global companies at deeply discounted valuations, and could provide an excellent foundation for future long-term performance.

Thank you for your continued participation in Templeton Foreign Fund during a difficult year. We look forward to serving your future investment needs.

(PHOTO OF TUCKER SCOTT)


/s/ Tucker Scott
Tucker Scott, CFA


(PHOTO OF CINDY L. SWEETING)


/s/ Cindy L. Sweeting
Cindy L. Sweeting, CFA


(PHOTO OF LISA F. MYERS)


/s/ Lisa F. Myers
Lisa F. Myers, J.D., CFA

Portfolio Management Team
Templeton Foreign Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 11

Performance Summary as of 8/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

                                           CHANGE   8/31/09   8/31/08
                                           ------   -------   -------
CLASS A (SYMBOL: TEMFX)
Net Asset Value (NAV)                      -$4.04    $6.20     $10.24
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.3151
Long-Term Capital Gain           $1.9998
   TOTAL                         $2.3149

                                           CHANGE   8/31/09   8/31/08
                                           ------   -------   -------
CLASS B (SYMBOL: TFRBX)
Net Asset Value (NAV)                      -$3.95    $6.03     $ 9.98
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.2247
Long-Term Capital Gain           $1.9998
   TOTAL                         $2.2245


                                           CHANGE   8/31/09   8/31/08
                                           ------   -------   -------
CLASS C (SYMBOL: TEFTX)
Net Asset Value (NAV)                      -$3.95    $6.05     $10.00
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.2257
Long-Term Capital Gain           $1.9998
   TOTAL                         $2.2255

                                           CHANGE   8/31/09   8/31/08
                                           ------   -------   -------
CLASS R (SYMBOL: TEFRX)
Net Asset Value (NAV)                      -$4.01    $6.11     $10.12
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.2892
Long-Term Capital Gain           $1.9998
   TOTAL                         $2.2890

                                           CHANGE   8/31/09   8/31/08
                                           ------   -------   -------
ADVISOR CLASS (SYMBOL: TFFAX)
Net Asset Value (NAV)                      -$4.07    $6.14     $10.21
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.3468
Long-Term Capital Gain           $1.9998
   TOTAL                         $2.3466


                               12 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
-------                                            -------   -------   -------
Cumulative Total Return(1)                           -7.96%   +36.94%   +62.92%
Average Annual Total Return(2)                      -13.21%    +5.23%    +4.38%
Value of $10,000 Investment(3)                     $ 8,679   $12,902   $15,355
Avg. Ann. Total Return (9/30/09)(4)                  +6.33%    +6.07%    +5.29%
   Total Annual Operating Expenses(5)      1.14%

CLASS B                                             1-YEAR    5-YEAR   10-YEAR
-------                                            -------   -------   -------
Cumulative Total Return(1)                           -8.68%   +31.81%   +53.45%
Average Annual Total Return(2)                      -11.10%    +5.50%    +4.38%
Value of $10,000 Investment(3)                     $ 8,890   $13,067   $15,345
Avg. Ann. Total Return (9/30/09)(4)                  +9.12%    +6.36%    +5.30%
   Total Annual Operating Expenses(5)      1.89%

CLASS C                                             1-YEAR    5-YEAR   10-YEAR
-------                                            -------   -------   -------
Cumulative Total Return(1)                           -8.69%   +31.77%   +51.06%
Average Annual Total Return(2)                       -9.29%    +5.67%    +4.21%
Value of $10,000 Investment(3)                     $ 9,071   $13,177   $15,106
Avg. Ann. Total Return (9/30/09)(4)                 +11.28%    +6.54%    +5.14%
   Total Annual Operating Expenses(5)      1.88%

CLASS R                                             1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                            -------   -------   ------------------
Cumulative Total Return(1)                           -8.14%   +35.29%        +61.04%
Average Annual Total Return(2)                       -8.14%    +6.23%         +6.42%
Value of $10,000 Investment(3)                     $ 9,186   $13,529        $16,104
Avg. Ann. Total Return (9/30/09)(4)                 +12.55%    +7.07%         +5.65%
   Total Annual Operating Expenses(5)      1.39%

ADVISOR CLASS                                       1-YEAR    5-YEAR   10-YEAR
-------------                                      -------   -------   -------
Cumulative Total Return(1)                           -7.79%   +38.43%   +66.82%
Average Annual Total Return(2)                       -7.79%    +6.72%    +5.25%
Value of $10,000 Investment(3)                     $ 9,221   $13,843   $16,682
Avg. Ann. Total Return (9/30/09)(4)                 +13.10%    +7.59%    +6.18%
   Total Annual Operating Expenses(5)      0.89%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A         8/31/09
-------         -------
1-Year          -13.21%
5-Year           +5.23%
10-Year          +4.38%

                               (PERFORMANCE GRAPH)

           Templeton
         Foreign Fund      MSCI
           - Class A    EAFE Index     CPI
         ------------   ----------   ------
Sep-99          9,425       10,000   10,000
                9,209       10,103   10,048
                9,207       10,484   10,066
                9,661       10,850   10,072
               10,494       11,826   10,072
                9,718       11,076   10,102
                9,512       11,377   10,162
                9,905       11,820   10,245
                9,577       11,200   10,251
                9,605       10,929   10,263
                9,961       11,359   10,317
                9,849       10,885   10,341
                9,877       10,981   10,341
                9,568       10,449   10,395
                9,489       10,204   10,413
                9,538        9,824   10,419
               10,109       10,175   10,413
               10,207       10,170   10,479
               10,001        9,409   10,521
                9,297        8,786   10,545
                9,835        9,402   10,586
                9,825        9,078   10,634
                9,659        8,710   10,652
                9,513        8,552   10,622
1-Aug           9,473        8,337   10,622
                8,359        7,495   10,670
                8,682        7,686   10,634
                9,123        7,970   10,616
                9,308        8,017   10,575
                9,087        7,592   10,598
                9,258        7,646   10,640
                9,741        8,063   10,700
                9,892        8,122   10,760
               10,093        8,232   10,760
                9,691        7,907   10,766
                8,926        7,127   10,778
                8,875        7,113   10,814
                8,101        6,351   10,832
                8,458        6,692   10,850
                8,856        6,997   10,850
                8,504        6,762   10,826
                8,299        6,480   10,874
                8,023        6,332   10,958
                7,716        6,213   11,023
                8,360        6,829   10,999
                8,862        7,249   10,981
                9,087        7,428   10,993
                9,455        7,609   11,005
3-Aug           9,834        7,794   11,047
                9,926        8,036   11,083
               10,437        8,537   11,071
               10,531        8,728   11,041
               11,098        9,411   11,029
               11,370        9,544   11,083
               11,599        9,766   11,143
               11,547        9,825   11,215
               11,244        9,611   11,251
               11,213        9,653   11,317
               11,391        9,868   11,352
               11,130        9,549   11,335
               11,213        9,594   11,341
               11,495        9,846   11,364
               11,820       10,182   11,424
               12,678       10,881   11,430
               13,112       11,358   11,388
               12,856       11,151   11,412
               13,410       11,635   11,478
               13,080       11,347   11,568
               12,781       11,093   11,646
               12,845       11,110   11,634
               13,005       11,262   11,640
               13,464       11,608   11,694
5-Aug          13,709       11,905   11,753
               14,231       12,438   11,897
               13,710       12,075   11,921
               13,968       12,374   11,825
               14,506       12,950   11,777
               15,261       13,746   11,867
               15,101       13,718   11,891
               15,444       14,177   11,957
               16,130       14,865   12,059
               15,444       14,305   12,118
               15,398       14,310   12,142
               15,490       14,454   12,178
               15,776       14,855   12,202
               15,867       14,881   12,142
               16,374       15,461   12,077
               16,885       15,927   12,059
               17,397       16,428   12,077
               17,550       16,541   12,113
               17,423       16,677   12,178
               17,754       17,110   12,289
               18,481       17,885   12,369
               18,928       18,223   12,445
               19,068       18,251   12,469
               19,055       17,984   12,466
7-Aug          18,621       17,707   12,443
               19,922       18,658   12,477
               21,000       19,393   12,504
               20,262       18,761   12,578
               20,397       18,339   12,569
               18,442       16,647   12,632
               18,377       16,891   12,669
               17,888       16,721   12,778
               19,289       17,650   12,856
               19,126       17,856   12,964
               17,351       16,399   13,095
               17,041       15,874   13,164
               16,683       15,235   13,111
               14,516       13,037   13,093
               11,029       10,407   12,961
               10,378        9,850   12,712
               10,996       10,443   12,581
               10,055        9,420   12,636
                9,139        8,456   12,699
               10,130        8,996   12,729
               11,739       10,162   12,761
               13,151       11,383   12,798
               13,002       11,322   12,908
               14,711       12,357   12,888
9-Aug          15,355       13,031   12,916

AVERAGE ANNUAL TOTAL RETURN

CLASS B         8/31/09
-------         -------
1-Year          -11.10%
5-Year           +5.50%
10-Year          +4.38%

                               (PERFORMANCE GRAPH)

              Templeton
            Foreign Fund      MSCI
Date         - Class B     EAFE Index     CPI
----        ------------   ----------   ------
9/1/1999          10,000       10,000   10,000
                   9,760       10,103   10,048
                   9,762       10,484   10,066
                  10,227       10,850   10,072
                  11,112       11,826   10,072
                  10,284       11,076   10,102
                  10,065       11,377   10,162
                  10,474       11,820   10,245
                  10,124       11,200   10,251
                  10,144       10,929   10,263
                  10,513       11,359   10,317
                  10,384       10,885   10,341
                  10,404       10,981   10,341
                  10,075       10,449   10,395
                   9,981       10,204   10,413
                  10,032        9,824   10,419
                  10,625       10,175   10,413
                  10,718       10,170   10,479
                  10,501        9,409   10,521
                   9,754        8,786   10,545
                  10,314        9,402   10,586
                  10,304        9,078   10,634
                  10,117        8,710   10,652
                   9,962        8,552   10,622
8/31/2001          9,910        8,337   10,622
                   8,738        7,495   10,670
                   9,068        7,686   10,634
                   9,534        7,970   10,616
                   9,718        8,017   10,575
                   9,474        7,592   10,598
                   9,644        7,646   10,640
                  10,152        8,063   10,700
                  10,290        8,122   10,760
                  10,502        8,232   10,760
                  10,078        7,907   10,766
                   9,273        7,127   10,778
                   9,209        7,113   10,814
                   8,404        6,351   10,832
                   8,775        6,692   10,850
                   9,170        6,997   10,850
                   8,813        6,762   10,826
                   8,588        6,480   10,874
                   8,299        6,332   10,958
                   7,978        6,213   11,023
                   8,642        6,829   10,999
                   9,156        7,249   10,981
                   9,381        7,428   10,993
                   9,745        7,609   11,005
8/31/2003         10,130        7,794   11,047
                  10,227        8,036   11,083
                  10,735        8,537   11,071
                  10,833        8,728   11,041
                  11,410        9,411   11,029
                  11,681        9,544   11,083
                  11,909        9,766   11,143
                  11,855        9,825   11,215
                  11,529        9,611   11,251
                  11,486        9,653   11,317
                  11,670        9,868   11,352
                  11,388        9,549   11,335
                  11,475        9,594   11,341
                  11,746        9,846   11,364
                  12,083       10,182   11,424
                  12,939       10,881   11,430
                  13,379       11,358   11,388
                  13,114       11,151   11,412
                  13,676       11,635   11,478
                  13,324       11,347   11,568
                  13,004       11,093   11,646
                  13,070       11,110   11,634
                  13,213       11,262   11,640
                  13,676       11,608   11,694
8/31/2005         13,919       11,905   11,753
                  14,448       12,438   11,897
                  13,905       12,075   11,921
                  14,159       12,374   11,825
                  14,700       12,950   11,777
                  15,452       13,746   11,867
                  15,276       13,718   11,891
                  15,617       14,177   11,957
                  16,287       14,865   12,059
                  15,593       14,305   12,118
                  15,535       14,310   12,142
                  15,617       14,454   12,178
                  15,899       14,855   12,202
                  15,981       14,881   12,142
                  16,479       15,461   12,077
                  16,976       15,927   12,059
                  17,497       16,428   12,077
                  17,627       16,541   12,113
                  17,497       16,677   12,178
                  17,809       17,110   12,289
                  18,539       17,885   12,369
                  18,969       18,223   12,445
                  19,086       18,251   12,469
                  19,073       17,984   12,466
8/31/2007         18,617       17,707   12,443
                  19,918       18,658   12,477
                  20,995       19,393   12,504
                  20,257       18,761   12,578
                  20,392       18,339   12,569
                  18,438       16,647   12,632
                  18,373       16,891   12,669
                  17,884       16,721   12,778
                  19,285       17,650   12,856
                  19,122       17,856   12,964
                  17,346       16,399   13,095
                  17,037       15,874   13,164
                  16,679       15,235   13,111
                  14,512       13,037   13,093
                  11,027       10,407   12,961
                  10,375        9,850   12,712
                  10,994       10,443   12,581
                  10,053        9,420   12,636
                   9,137        8,456   12,699
                  10,127        8,996   12,729
                  11,737       10,162   12,761
                  13,148       11,383   12,798
                  12,999       11,322   12,908
                  14,707       12,357   12,888
8/31/2009         15,345       13,031   12,916


                               14 | Annual Report

                               (PERFORMANCE GRAPH)

               Templeton
             Foreign Fund      MSCI
Date           - Class C    EAFE Index     CPI
----         ------------   ----------   ------
  9/1/1999         10,000       10,000   10,000
 9/30/1999          9,758       10,103   10,048
10/31/1999          9,760       10,484   10,066
11/30/1999         10,227       10,850   10,072
12/31/1999         11,104       11,826   10,072
 1/31/2000         10,284       11,076   10,102
 2/29/2000         10,054       11,377   10,162
 3/31/2000         10,464       11,820   10,245
 4/30/2000         10,114       11,200   10,251
 5/31/2000         10,134       10,929   10,263
 6/30/2000         10,504       11,359   10,317
 7/31/2000         10,374       10,885   10,341
 8/31/2000         10,394       10,981   10,341
 9/30/2000         10,064       10,449   10,395
10/31/2000          9,970       10,204   10,413
11/30/2000         10,031        9,824   10,419
12/31/2000         10,613       10,175   10,413
 1/31/2001         10,706       10,170   10,479
 2/28/2001         10,488        9,409   10,521
 3/31/2001          9,741        8,786   10,545
 4/30/2001         10,301        9,402   10,586
 5/31/2001         10,291        9,078   10,634
 6/30/2001         10,104        8,710   10,652
 7/31/2001          9,949        8,552   10,622
 8/31/2001          9,907        8,337   10,622
 9/30/2001          8,735        7,495   10,670
10/31/2001          9,064        7,686   10,634
11/30/2001          9,519        7,970   10,616
12/31/2001          9,702        8,017   10,575
 1/31/2002          9,469        7,592   10,598
 2/28/2002          9,638        7,646   10,640
 3/31/2002         10,136        8,063   10,700
 4/30/2002         10,284        8,122   10,760
 5/31/2002         10,496        8,232   10,760
 6/30/2002         10,073        7,907   10,766
 7/31/2002          9,268        7,127   10,778
 8/31/2002          9,204        7,113   10,814
 9/30/2002          8,388        6,351   10,832
10/31/2002          8,757        6,692   10,850
11/30/2002          9,163        6,997   10,850
12/31/2002          8,805        6,762   10,826
 1/31/2003          8,580        6,480   10,874
 2/28/2003          8,292        6,332   10,958
 3/31/2003          7,971        6,213   11,023
 4/30/2003          8,634        6,829   10,999
 5/31/2003          9,147        7,249   10,981
 6/30/2003          9,371        7,428   10,993
 7/31/2003          9,734        7,609   11,005
 8/31/2003         10,119        7,794   11,047
 9/30/2003         10,215        8,036   11,083
10/31/2003         10,726        8,537   11,071
11/30/2003         10,824        8,728   11,041
12/31/2003         11,399        9,411   11,029
 1/31/2004         11,658        9,544   11,083
 2/29/2004         11,897        9,766   11,143
 3/31/2004         11,843        9,825   11,215
 4/30/2004         11,518        9,611   11,251
 5/31/2004         11,474        9,653   11,317
 6/30/2004         11,658        9,868   11,352
 7/31/2004         11,377        9,549   11,335
 8/31/2004         11,464        9,594   11,341
 9/30/2004         11,734        9,846   11,364
10/31/2004         12,069       10,182   11,424
11/30/2004         12,933       10,881   11,430
12/31/2004         13,360       11,358   11,388
 1/31/2005         13,096       11,151   11,412
 2/28/2005         13,657       11,635   11,478
 3/31/2005         13,305       11,347   11,568
 4/30/2005         12,997       11,093   11,646
 5/31/2005         13,052       11,110   11,634
 6/30/2005         13,206       11,262   11,640
 7/31/2005         13,657       11,608   11,694
 8/31/2005         13,898       11,905   11,753
 9/30/2005         14,426       12,438   11,897
10/31/2005         13,887       12,075   11,921
11/30/2005         14,141       12,374   11,825
12/31/2005         14,681       12,950   11,777
 1/31/2006         15,431       13,746   11,867
 2/28/2006         15,267       13,718   11,891
 3/31/2006         15,595       14,177   11,957
 4/30/2006         16,275       14,865   12,059
 5/31/2006         15,583       14,305   12,118
 6/30/2006         15,525       14,310   12,142
 7/31/2006         15,607       14,454   12,178
 8/31/2006         15,888       14,855   12,202
 9/30/2006         15,958       14,881   12,142
10/31/2006         16,467       15,461   12,077
11/30/2006         16,963       15,927   12,059
12/31/2006         17,481       16,428   12,077
 1/31/2007         17,611       16,541   12,113
 2/28/2007         17,468       16,677   12,178
 3/31/2007         17,793       17,110   12,289
 4/30/2007         18,520       17,885   12,369
 5/31/2007         18,949       18,223   12,445
 6/30/2007         19,079       18,251   12,469
 7/31/2007         19,053       17,984   12,466
 8/31/2007         18,611       17,707   12,443
 9/30/2007         19,897       18,658   12,477
10/31/2007         20,965       19,393   12,504
11/30/2007         20,214       18,761   12,578
12/31/2007         20,332       18,339   12,569
 1/31/2008         18,363       16,647   12,632
 2/29/2008         18,297       16,891   12,669
 3/31/2008         17,801       16,721   12,778
 4/30/2008         19,190       17,650   12,856
 5/31/2008         19,008       17,856   12,964
 6/30/2008         17,238       16,399   13,095
 7/31/2008         16,907       15,874   13,164
 8/31/2008         16,543       15,235   13,111
 9/30/2008         14,376       13,037   13,093
10/31/2008         10,935       10,407   12,961
11/30/2008         10,273        9,850   12,712
12/31/2008         10,886       10,443   12,581
 1/31/2009          9,937        9,420   12,636
 2/28/2009          9,039        8,456   12,699
 3/31/2009          9,987        8,996   12,729
 4/30/2009         11,585       10,162   12,761
 5/31/2009         12,959       11,383   12,798
 6/30/2009         12,809       11,322   12,908
 7/31/2009         14,507       12,357   12,888
 8/31/2009         15,106       13,031   12,916

AVERAGE ANNUAL TOTAL RETURN

CLASS C         8/31/09
-------         -------
1-Year           -9.29%
5-Year           +5.67%
10-Year          +4.21%

                               (PERFORMANCE GRAPH)

               Templeton
             Foreign Fund      MSCI
               - Class R    EAFE Index     CPI
             ------------   ----------   ------
  1/1/2002         10,000       10,000   10,000
 1/31/2002          9,710        9,469   10,023
 2/28/2002          9,882        9,536   10,062
 3/31/2002         10,409       10,057   10,119
 4/30/2002         10,559       10,130   10,175
 5/31/2002         10,774       10,267   10,175
 6/30/2002         10,345        9,862   10,181
 7/31/2002          9,527        8,889   10,192
 8/31/2002          9,473        8,871   10,226
 9/30/2002          8,635        7,921   10,243
10/31/2002          9,028        8,347   10,260
11/30/2002          9,442        8,727   10,260
12/31/2002          9,074        8,434   10,238
 1/31/2003          8,845        8,083   10,283
 2/28/2003          8,548        7,898   10,362
 3/31/2003          8,220        7,749   10,424
 4/30/2003          8,910        8,517   10,402
 5/31/2003          9,446        9,041   10,385
 6/30/2003          9,676        9,265   10,396
 7/31/2003         10,059        9,491   10,407
 8/31/2003         10,464        9,721   10,447
 9/30/2003         10,562       10,023   10,481
10/31/2003         11,094       10,648   10,470
11/30/2003         11,204       10,887   10,441
12/31/2003         11,804       11,738   10,430
 1/31/2004         12,082       11,904   10,481
 2/29/2004         12,328       12,181   10,538
 3/31/2004         12,272       12,255   10,606
 4/30/2004         11,949       11,988   10,640
 5/31/2004         11,904       12,040   10,702
 6/30/2004         12,104       12,308   10,736
 7/31/2004         11,815       11,911   10,719
 8/31/2004         11,904       11,966   10,724
 9/30/2004         12,194       12,280   10,747
10/31/2004         12,550       12,700   10,804
11/30/2004         13,454       13,571   10,809
12/31/2004         13,907       14,167   10,770
 1/31/2005         13,634       13,908   10,792
 2/28/2005         14,225       14,512   10,855
 3/31/2005         13,861       14,153   10,939
 4/30/2005         13,542       13,837   11,013
 5/31/2005         13,611       13,858   11,002
 6/30/2005         13,770       14,047   11,007
 7/31/2005         14,259       14,479   11,058
 8/31/2005         14,509       14,849   11,115
 9/30/2005         15,066       15,513   11,251
10/31/2005         14,514       15,061   11,273
11/30/2005         14,790       15,433   11,183
12/31/2005         15,352       16,153   11,138
 1/31/2006         16,145       17,145   11,222
 2/28/2006         15,973       17,110   11,245
 3/31/2006         16,327       17,683   11,307
 4/30/2006         17,046       18,540   11,404
 5/31/2006         16,327       17,843   11,460
 6/30/2006         16,266       17,849   11,483
 7/31/2006         16,363       18,028   11,517
 8/31/2006         16,668       18,528   11,539
 9/30/2006         16,753       18,561   11,483
10/31/2006         17,291       19,284   11,420
11/30/2006         17,822       19,866   11,404
12/31/2006         18,365       20,491   11,420
 1/31/2007         18,514       20,631   11,455
 2/28/2007         18,378       20,800   11,517
 3/31/2007         18,731       21,340   11,622
 4/30/2007         19,490       22,308   11,697
 5/31/2007         19,951       22,729   11,768
 6/30/2007         20,086       22,764   11,791
 7/31/2007         20,074       22,431   11,788
 8/31/2007         19,612       22,086   11,767
 9/30/2007         20,982       23,272   11,799
10/31/2007         22,126       24,189   11,824
11/30/2007         21,340       23,399   11,895
12/31/2007         21,465       22,874   11,887
 1/31/2008         19,404       20,763   11,946
 2/29/2008         19,351       21,067   11,980
 3/31/2008         18,814       20,856   12,084
 4/30/2008         20,287       22,015   12,157
 5/31/2008         20,114       22,271   12,260
 6/30/2008         18,243       20,454   12,383
 7/31/2008         17,914       19,799   12,448
 8/31/2008         17,532       19,002   12,399
 9/30/2008         15,245       16,261   12,382
10/31/2008         11,590       12,981   12,257
11/30/2008         10,898       12,285   12,022
12/31/2008         11,545       13,025   11,897
 1/31/2009         10,569       11,749   11,949
 2/28/2009          9,595       10,547   12,009
 3/31/2009         10,622       11,221   12,038
 4/30/2009         12,309       12,675   12,068
 5/31/2009         13,785       14,198   12,103
 6/30/2009         13,627       14,121   12,207
 7/31/2009         15,445       15,413   12,187
 8/31/2009         16,104       16,253   12,215

AVERAGE ANNUAL TOTAL RETURN

CLASS R                       8/31/09
-------                       -------
1-Year                         -8.14%
5-Year                         +6.23%
Since Inception (1/1/02)       +6.42%


                               Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   8/31/09
-------------   -------
1-Year           -7.79%
5-Year           +6.72%
10-Year          +5.25%

                               (PERFORMANCE GRAPH)

  9/1/1999         10,000       10,000   10,000
 9/30/1999          9,771       10,103   10,048
10/31/1999          9,773       10,484   10,066
11/30/1999         10,255       10,850   10,072
12/31/1999         11,150       11,826   10,072
 1/31/2000         10,324       11,076   10,102
 2/29/2000         10,105       11,377   10,162
 3/31/2000         10,533       11,820   10,245
 4/30/2000         10,185       11,200   10,251
 5/31/2000         10,215       10,929   10,263
 6/30/2000         10,593       11,359   10,317
 7/31/2000         10,473       10,885   10,341
 8/31/2000         10,503       10,981   10,341
 9/30/2000         10,175       10,449   10,395
10/31/2000         10,091       10,204   10,413
11/30/2000         10,153        9,824   10,419
12/31/2000         10,760       10,175   10,413
 1/31/2001         10,864       10,170   10,479
 2/28/2001         10,656        9,409   10,521
 3/31/2001          9,905        8,786   10,545
 4/30/2001         10,479        9,402   10,586
 5/31/2001         10,479        9,078   10,634
 6/30/2001         10,301        8,710   10,652
 7/31/2001         10,145        8,552   10,622
 8/31/2001         10,103        8,337   10,622
 9/30/2001          8,925        7,495   10,670
10/31/2001          9,256        7,686   10,634
11/30/2001          9,738        7,970   10,616
12/31/2001          9,934        8,017   10,575
 1/31/2002          9,697        7,592   10,598
 2/28/2002          9,880        7,646   10,640
 3/31/2002         10,407        8,063   10,700
 4/30/2002         10,558        8,122   10,760
 5/31/2002         10,784        8,232   10,760
 6/30/2002         10,353        7,907   10,766
 7/31/2002          9,535        7,127   10,778
 8/31/2002          9,482        7,113   10,814
 9/30/2002          8,653        6,351   10,832
10/31/2002          9,041        6,692   10,850
11/30/2002          9,467        6,997   10,850
12/31/2002          9,097        6,762   10,826
 1/31/2003          8,878        6,480   10,874
 2/28/2003          8,593        6,332   10,958
 3/31/2003          8,252        6,213   11,023
 4/30/2003          8,955        6,829   10,999
 5/31/2003          9,492        7,249   10,981
 6/30/2003          9,734        7,428   10,993
 7/31/2003         10,129        7,609   11,005
 8/31/2003         10,535        7,794   11,047
 9/30/2003         10,645        8,036   11,083
10/31/2003         11,186        8,537   11,071
11/30/2003         11,286        8,728   11,041
12/31/2003         11,905        9,411   11,029
 1/31/2004         12,186        9,544   11,083
 2/29/2004         12,443        9,766   11,143
 3/31/2004         12,387        9,825   11,215
 4/30/2004         12,062        9,611   11,251
 5/31/2004         12,029        9,653   11,317
 6/30/2004         12,230        9,868   11,352
 7/31/2004         11,950        9,549   11,335
 8/31/2004         12,051        9,594   11,341
 9/30/2004         12,342        9,846   11,364
10/31/2004         12,702       10,182   11,424
11/30/2004         13,625       10,881   11,430
12/31/2004         14,092       11,358   11,388
 1/31/2005         13,816       11,151   11,412
 2/28/2005         14,425       11,635   11,478
 3/31/2005         14,057       11,347   11,568
 4/30/2005         13,747       11,093   11,646
 5/31/2005         13,816       11,110   11,634
 6/30/2005         13,988       11,262   11,640
 7/31/2005         14,482       11,608   11,694
 8/31/2005         14,758       11,905   11,753
 9/30/2005         15,321       12,438   11,897
10/31/2005         14,773       12,075   11,921
11/30/2005         15,040       12,374   11,825
12/31/2005         15,633       12,950   11,777
 1/31/2006         16,436       13,746   11,867
 2/28/2006         16,276       13,718   11,891
 3/31/2006         16,646       14,177   11,957
 4/30/2006         17,376       14,865   12,059
 5/31/2006         16,646       14,305   12,118
 6/30/2006         16,597       14,310   12,142
 7/31/2006         16,708       14,454   12,178
 8/31/2006         17,017       14,855   12,202
 9/30/2006         17,116       14,881   12,142
10/31/2006         17,672       15,461   12,077
11/30/2006         18,225       15,927   12,059
12/31/2006         18,781       16,428   12,077
 1/31/2007         18,947       16,541   12,113
 2/28/2007         18,809       16,677   12,178
 3/31/2007         19,182       17,110   12,289
 4/30/2007         19,970       17,885   12,369
 5/31/2007         20,454       18,223   12,445
 6/30/2007         20,606       18,251   12,469
 7/31/2007         20,592       17,984   12,466
 8/31/2007         20,136       17,707   12,443
 9/30/2007         21,545       18,658   12,477
10/31/2007         22,715       19,393   12,504
11/30/2007         21,930       18,761   12,578
12/31/2007         22,079       18,339   12,569
 1/31/2008         19,952       16,647   12,632
 2/29/2008         19,899       16,891   12,669
 3/31/2008         19,368       16,721   12,778
 4/30/2008         20,892       17,650   12,856
 5/31/2008         20,714       17,856   12,964
 6/30/2008         18,801       16,399   13,095
 7/31/2008         18,464       15,874   13,164
 8/31/2008         18,092       15,235   13,111
 9/30/2008         15,735       13,037   13,093
10/31/2008         11,961       10,407   12,961
11/30/2008         11,252        9,850   12,712
12/31/2008         11,928       10,443   12,581
 1/31/2009         10,922        9,420   12,636
 2/28/2009          9,917        8,456   12,699
 3/31/2009         10,977        8,996   12,729
 4/30/2009         12,743       10,162   12,761
 5/31/2009         14,291       11,383   12,798
 6/30/2009         14,101       11,322   12,908
 7/31/2009         16,003       12,357   12,888
 8/31/2009         16,682       13,031   12,916

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               16 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,680.20             $ 7.70
Hypothetical (5% return before expenses)         $1,000           $1,019.46             $ 5.80
CLASS B
Actual                                           $1,000           $1,670.40             $12.72
Hypothetical (5% return before expenses)         $1,000           $1,015.68             $ 9.60
CLASS C
Actual                                           $1,000           $1,671.30             $12.73
Hypothetical (5% return before expenses)         $1,000           $1,015.68             $ 9.60
CLASS R
Actual                                           $1,000           $1,678.60             $ 9.38
Hypothetical (5% return before expenses)         $1,000           $1,018.20             $ 7.07
ADVISOR CLASS
Actual                                           $1,000           $1,682.20             $ 6.02
Hypothetical (5% return before expenses)         $1,000           $1,020.72             $ 4.53

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.14%; B: 1.89%; C: 1.89%; R: 1.39%; and
     Advisor: 0.89%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               18 | Annual Report

Templeton Foreign Fund

FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED AUGUST 31,
                                                ------------------------------------------------------------------------
CLASS A                                            2009           2008            2007           2006            2005
-------                                         ----------     ----------     -----------    -----------     -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $    10.24     $    14.60          $13.79    $     12.86     $     10.75
                                                ----------     ----------     -----------    -----------     -----------
Income from investment operations(a):
   Net investment income(b) .................         0.12           0.26            0.21           0.27            0.21
   Net realized and unrealized gains
      (losses) ..............................        (1.84)         (1.20)           2.08           1.54            2.15
                                                ----------     ----------     -----------    -----------     -----------
Total from investment operations ............        (1.72)         (0.94)           2.29           1.81            2.36
                                                ----------     ----------     -----------    -----------     -----------
Less distributions from:
   Net investment income ....................        (0.32)         (0.24)          (0.30)         (0.21)          (0.23)
   Net realized gains .......................        (2.00)         (3.18)          (1.18)         (0.67)          (0.02)
                                                ----------     ----------     -----------    -----------     -----------
Total distributions .........................        (2.32)         (3.42)          (1.48)         (0.88)          (0.25)
                                                ----------     ----------     -----------    -----------     -----------
Redemption fees(c) ..........................           --             --(d)           --(d)          --(d)           --(d)
                                                ----------     ----------     -----------    -----------     -----------
Net asset value, end of year ................   $     6.20     $    10.24     $     14.60    $     13.79     $     12.86
                                                ==========     ==========     ===========    ===========     ===========
Total return(e) .............................        (7.96)%       (10.41)%         18.04%         15.08%          22.26%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .................................         1.19%          1.14%           1.16%          1.16%           1.15%
Net investment income .......................         2.11%          2.19%           1.53%          2.09%           1.71%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $4,248,049     $6,531,435     $10,802,308    $14,139,061     $15,466,639
Portfolio turnover rate .....................        31.05%(g)      22.42%(g)       18.07%         26.15%(g)       34.00%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Templeton Foreign Fund

                                                                        YEAR ENDED AUGUST 31,
                                                ---------------------------------------------------------------------
CLASS B                                            2009          2008           2007           2006           2005
-------                                         ----------    ----------    -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $   9.98       $  14.29       $  13.53       $  12.63      $  10.57
                                                --------       --------       --------       --------      --------
Income from investment operations(a):
   Net investment income(b) .................       0.07           0.17           0.11           0.17          0.11
   Net realized and unrealized gains
      (losses) ..............................      (1.80)         (1.17)          2.03           1.52          2.12
                                                --------       --------       --------       --------      --------
Total from investment operations ............      (1.73)         (1.00)          2.14           1.69          2.23
                                                --------       --------       --------       --------      --------
Less distributions from:
   Net investment income ....................      (0.22)         (0.13)         (0.20)         (0.12)        (0.15)
   Net realized gains .......................      (2.00)         (3.18)         (1.18)         (0.67)        (0.02)
                                                --------       --------       --------       --------      --------
Total distributions .........................      (2.22)         (3.31)         (1.38)         (0.79)        (0.17)
                                                --------       --------       --------       --------      --------
Redemption fees(c) ..........................         --             --(d)          --(d)          --(d)         --(d)
                                                --------       --------       --------       --------      --------
Net asset value, end of year ................   $   6.03       $   9.98       $  14.29       $  13.53      $  12.63
                                                ========       ========       ========       ========      ========
Total return(e) .............................      (8.68)%       (11.03)%        17.10%         14.23%        21.30%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .................................       1.94%          1.89%          1.91%          1.91%         1.90%
Net investment income .......................       1.36%          1.44%          0.78%          1.34%         0.96%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $ 78,870       $139,437       $214,336       $229,616      $230,901
Portfolio turnover rate .....................      31.05%(g)      22.42%(g)      18.07%         26.15%(g)     34.00%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Templeton Foreign Fund

                                                                            YEAR ENDED AUGUST 31,
                                                   -----------------------------------------------------------------------
CLASS C                                              2009           2008            2007           2006            2005
-------                                            --------      ----------      ----------     ----------      ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  10.00      $    14.33      $    13.56     $    12.65      $    10.59
                                                   --------      ----------      ----------     ----------      ----------
Income from investment operations(a):
   Net investment income(b) ....................       0.07            0.18            0.12           0.18            0.11
   Net realized and unrealized gains (losses) ..      (1.79)          (1.19)           2.03           1.52            2.12
                                                   --------      ----------      ----------     ----------      ----------
Total from investment operations ...............      (1.72)          (1.01)           2.15           1.70            2.23
                                                   --------      ----------      ----------     ----------      ----------
Less distributions from:
   Net investment income .......................      (0.23)          (0.14)          (0.20)         (0.12)          (0.15)
   Net realized gains ..........................      (2.00)          (3.18)          (1.18)         (0.67)          (0.02)
                                                   --------      ----------      ----------     ----------      ----------
Total distributions ............................      (2.23)          (3.32)          (1.38)         (0.79)          (0.17)
                                                   --------      ----------      ----------     ----------      ----------
Redemption fees(c) .............................         --             --(d)            --(d)          --(d)           --(d)
                                                   --------      ----------      ----------     ----------      ----------
Net asset value, end of year ...................   $   6.05      $    10.00      $    14.33     $    13.56      $    12.65
                                                   ========      ==========      ==========     ==========      ==========
Total return(e).................................      (8.69)%        (11.11)%         17.14%         14.31%          21.24%
RATIOS TO AVERAGE NET ASSETS
Expenses(f).....................................       1.93%           1.88%           1.90%          1.90%           1.90%
Net investment income ..........................       1.37%           1.45%           0.79%          1.35%           0.96%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $667,534      $1,076,308      $1,470,046     $1,490,648      $1,459,630
Portfolio turnover rate ........................      31.05%(g)       22.42%(g)       18.07%         26.15%(g)       34.00%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Templeton Foreign Fund

                                                                         YEAR ENDED AUGUST 31,
                                                   ----------------------------------------------------------------
CLASS R                                              2009           2008          2007          2006         2005
-------                                            --------      ----------    ----------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  10.12      $  14.46      $    13.68     $  12.77     $  10.68
                                                   --------      --------      ----------     --------     --------
Income from investment operations(a):
   Net investment income(b).....................       0.10          0.24            0.18         0.25         0.18
   Net realized and unrealized gains (losses) ..      (1.82)        (1.20)           2.05         1.52         2.13
                                                   --------      --------      ----------     --------     --------
Total from investment operations ...............      (1.72)        (0.96)           2.23         1.77         2.31
                                                   --------      --------      ----------     --------     --------
Less distributions from:
   Net investment income .......................      (0.29)        (0.20)          (0.27)       (0.19)       (0.20)
   Net realized gains ..........................      (2.00)        (3.18)          (1.18)       (0.67)       (0.02)
                                                   --------      --------      ----------     --------     --------
Total distributions ............................      (2.29)        (3.38)          (1.45)       (0.86)       (0.22)
                                                   --------      --------      ----------     --------     --------
Redemption fees(c)..............................         --            --(d)           --(d)        --(d)        --(d)
                                                   --------      --------      ----------     --------     --------
Net asset value, end of year ...................   $   6.11      $  10.12      $    14.46     $  13.68     $  12.77
                                                   ========      ========      ==========     ========     ========
Total return(e).................................      (8.14)%      (10.60)%         17.66%       14.88%       21.88%
RATIOS TO AVERAGE NET ASSETS
Expenses(f).....................................       1.44%         1.39%           1.41%        1.41%        1.40%
Net investment income ..........................       1.86%         1.94%           1.28%        1.84%        1.46%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $114,653      $151,035      $  195,938     $218,355     $178,473
Portfolio turnover rate ........................      31.05%(g)     22.42%(g)       18.07%       26.15%(g)    34.00%


(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Templeton Foreign Fund

                                                                            YEAR ENDED AUGUST 31,
                                                   -----------------------------------------------------------------------
ADVISOR CLASS                                        2009           2008            2007           2006            2005
-------------                                      --------      ----------      ----------     ----------      ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  10.21      $    14.57      $    13.77     $    12.85      $    10.75
                                                   --------      ----------      ----------     ----------      ----------
Income from investment operations(a):
   Net investment income(b).....................       0.13            0.29            0.25           0.32            0.25
   Net realized and unrealized gains (losses) ..      (1.85)          (1.19)           2.07           1.51            2.12
                                                   --------      ----------      ----------     ----------      ----------
Total from investment operations ...............      (1.72)          (0.90)           2.32           1.83            2.37
                                                   --------      ----------      ----------     ----------      ----------
Less distributions from:
   Net investment income .......................      (0.35)          (0.28)          (0.34)         (0.24)          (0.25)
   Net realized gains ..........................      (2.00)          (3.18)          (1.18)         (0.67)          (0.02)
                                                   --------      ----------      ----------     ----------      ----------
Total distributions ............................      (2.35)          (3.46)          (1.52)         (0.91)          (0.27)
                                                   --------      ----------      ----------     ----------      ----------
Redemption fees(c) .............................         --              --(d)           --(d)          --(d)           --(d)
                                                   --------      ----------      ----------     ----------      ----------
Net asset value, end of year ...................   $   6.14      $    10.21      $    14.57     $    13.77      $    12.85
                                                   ========      ==========      ==========     ==========      ==========
Total return ...................................      (7.79)%        (10.15)%         18.33%         15.31%          22.46%
RATIOS TO AVERAGE NET ASSETS
Expenses(e).....................................       0.94%           0.89%           0.91%          0.91%           0.90%
Net investment income ..........................       2.36%           2.44%           1.78%          2.34%           1.96%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $959,708      $1,200,021      $1,788,637     $2,176,785      $1,727,076
Portfolio turnover rate ........................      31.05%(f)       22.42%(f)       18.07%         26.15%(f)       34.00%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2009

                                                            INDUSTRY                   SHARES/UNITS        VALUE
                                            ----------------------------------------   ------------   --------------
        COMMON STOCKS AND OTHER
        EQUITY INTERESTS 95.9%
        AUSTRALIA 0.7%
        Brambles Ltd. ...................        Commercial Services & Supplies           6,844,091   $   42,951,801
                                                                                                      --------------
        AUSTRIA 0.9%
        Telekom Austria AG ..............    Diversified Telecommunication Services       2,979,066       52,068,184
                                                                                                      --------------
        BERMUDA 0.6%
        Partnerre Ltd. ..................                  Insurance                        490,020       36,217,378
                                                                                                      --------------
        BRAZIL 0.7%
        Embraer-Empresa Brasileira de
           Aeronautica SA, ADR ..........             Aerospace & Defense                 2,053,070       43,607,207
                                                                                                      --------------
        CANADA 1.3%
        Biovail Corp. ...................               Pharmaceuticals                   3,538,360       45,233,843
        Talisman Energy Inc. ............         Oil, Gas & Consumable Fuels             1,887,470       30,355,437
                                                                                                      --------------
                                                                                                          75,589,280
                                                                                                      --------------
        CHINA 2.1%
        China Mobile Ltd. ...............     Wireless Telecommunication Services         2,761,500       26,864,989
        China Telecom Corp. Ltd., H .....    Diversified Telecommunication Services     149,666,582       76,662,968
        Shanghai Electric Group Co.
           Ltd. .........................             Electrical Equipment               56,113,091       25,846,556
                                                                                                      --------------
                                                                                                         129,374,513
                                                                                                      --------------
        FINLAND 0.4%
        UPM-Kymmene OYJ .................           Paper & Forest Products               2,198,386       26,414,146
                                                                                                      --------------
        FRANCE 10.6%
        AXA SA ..........................                  Insurance                      4,320,030       98,361,663
        Cap Gemini ......................                 IT Services                     1,175,984       56,889,890
        Compagnie Generale des
           Etablissements Michelin, B ...               Auto Components                     448,729       33,771,419
        France Telecom SA ...............    Diversified Telecommunication Services       3,345,621       85,097,923
        GDF Suez ........................               Multi-Utilities                     900,180       37,933,031
        Sanofi-Aventis ..................               Pharmaceuticals                   1,687,685      114,505,073
        Total SA, B .....................         Oil, Gas & Consumable Fuels             1,858,110      106,486,407
        Vinci SA ........................          Construction & Engineering               574,640       30,835,164
        Vivendi SA ......................                    Media                        2,836,049       80,797,924
                                                                                                      --------------
                                                                                                         644,678,494
                                                                                                      --------------
        GERMANY 9.9%
        Bayerische Motoren Werke AG .....                 Automobiles                     1,015,029       46,294,641
        Celesio AG ......................       Health Care Providers & Services            884,674       24,125,837
        Deutsche Post AG ................           Air Freight & Logistics               3,461,230       59,676,610
        E.ON AG .........................              Electric Utilities                 1,461,280       61,535,536
    (a) Infineon Technologies AG ........   Semiconductors & Semiconductor Equipment      7,310,252       38,886,142
        Merck KGaA ......................               Pharmaceuticals                     574,860       52,108,094
        Muenchener Rueckversicherungs-
           Gesellschaft AG ..............                  Insurance                        461,622       68,702,486


                               24 | Annual Report

Templeton Foreign Fund

                                                            INDUSTRY                   SHARES/UNITS        VALUE
                                            ----------------------------------------   ------------   --------------
        COMMON STOCKS AND OTHER
        EQUITY INTERESTS (CONTINUED)
        GERMANY (CONTINUED)
        SAP AG ..........................                  Software                       2,246,341   $  109,539,542
        Siemens AG ......................          Industrial Conglomerates               1,577,182      136,518,526
                                                                                                      --------------
                                                                                                         597,387,414
                                                                                                      --------------
        HONG KONG 2.6%
        Cheung Kong (Holdings) Ltd. .....       Real Estate Management & Development      3,540,979       42,009,292
        Hutchison Whampoa Ltd. ..........             Industrial Conglomerates            9,334,257       65,636,669
        Kingboard Chemical Holdings             Electronic Equipment, Instruments &
           Ltd. .........................                    Components                   3,066,500        9,673,689
        Yue Yuen Industrial Holdings
           Ltd. .........................         Textiles, Apparel & Luxury Goods       14,360,624       37,891,073
                                                                                                      --------------
                                                                                                         155,210,723
                                                                                                      --------------
        INDIA 0.9%
        GAIL India Ltd. .................                  Gas Utilities                  2,680,670       18,529,051
    (a) Reliance Industries Ltd. ........         Oil, Gas & Consumable Fuels               913,093       37,583,275
                                                                                                      --------------
                                                                                                          56,112,326
                                                                                                      --------------
        ISRAEL 0.9%
    (a) Check Point Software
           Technologies Ltd. ............                     Software                    1,897,362       52,879,479
                                                                                                      --------------
        ITALY 1.0%
    (a) Autogrill SpA ...................        Hotels, Restaurants & Leisure            5,279,146       59,418,534
                                                                                                      --------------
        JAPAN 4.7%
        Mitsubishi UFJ Financial Group
           Inc. .........................                 Commercial Banks                3,784,500       24,153,788
        Nintendo Co. Ltd. ...............                     Software                      250,700       67,772,773
        Takeda Pharmaceutical Co. Ltd. ..                 Pharmaceuticals                 1,371,144       55,246,481
        Toyota Motor Corp. ..............                   Automobiles                   1,724,900       73,948,114
        USS Co. Ltd. ....................                 Specialty Retail                1,060,130       66,749,348
                                                                                                      --------------
                                                                                                         287,870,504
                                                                                                      --------------
        NETHERLANDS 6.3%
    (a) ING Groep NV ....................        Diversified Financial Services          13,287,567      200,900,332
    (a) Randstad Holding NV .............            Professional Services                1,849,490       76,438,104
        Reed Elsevier NV ................                      Media                      1,412,977       14,969,571
    (b) Reed Elsevier NV, 144A ..........                      Media                      1,844,192       19,538,013
        SBM Offshore NV .................           Energy Equipment & Services           3,474,239       72,229,781
                                                                                                      --------------
                                                                                                         384,075,801
                                                                                                      --------------
        NORWAY 4.5%
        Aker Solutions ASA ..............           Energy Equipment & Services           4,663,460       45,730,835
        StatoilHydro ASA ................           Oil, Gas & Consumable Fuels           5,351,600      116,609,840
    (a) Telenor ASA .....................    Diversified Telecommunication Services      11,662,696      109,617,634
                                                                                                      --------------
                                                                                                         271,958,309
                                                                                                      --------------


                               Annual Report | 25

Templeton Foreign Fund

                                                            INDUSTRY                   SHARES/UNITS        VALUE
                                            ----------------------------------------   ------------   --------------
        COMMON STOCKS AND OTHER
        EQUITY INTERESTS (CONTINUED)
        RUSSIA 1.4%
        Gazprom, ADR ....................          Oil, Gas & Consumable Fuels            2,676,160   $   54,219,001
        Mobile TeleSystems, ADR .........      Wireless Telecommunication Services          663,528       28,783,845
                                                                                                      --------------
                                                                                                          83,002,846
                                                                                                      --------------
        SINGAPORE 4.2%
        DBS Group Holdings Ltd. .........               Commercial Banks                  5,812,000       50,979,272
    (a) Flextronics International            Electronic Equipment, Instruments &
           Ltd. .........................                  Components                    14,754,270       87,492,821
        Singapore Telecommunications
           Ltd.                              Diversified Telecommunication Services      44,637,484       97,263,593
        United Overseas Bank Ltd. .......               Commercial Banks                  1,870,000       21,671,004
                                                                                                      --------------
                                                                                                         257,406,690
                                                                                                      --------------
        SOUTH KOREA 3.4%
    (a) KB Financial Group Inc. .........             Commercial Banks                    2,037,997       84,032,703
        Samsung Electronics Co. Ltd. ....   Semiconductors & Semiconductor Equipment        200,164      123,560,003
                                                                                                      --------------
                                                                                                         207,592,706
                                                                                                      --------------
        SPAIN 2.4%
        Iberdrola SA ....................              Electric Utilities                 4,131,680       38,269,060
        Telefonica SA ...................    Diversified Telecommunication Services       4,282,060      107,995,881
                                                                                                      --------------
                                                                                                         146,264,941
                                                                                                      --------------
        SWEDEN 1.3%
        Niscayah Group AB ...............        Commercial Services & Supplies          12,394,009       22,812,555
        Telefonaktiebolaget LM
           Ericsson, B ..................           Communications Equipment              5,999,649       57,406,859
                                                                                                      --------------
                                                                                                          80,219,414
                                                                                                      --------------
        SWITZERLAND 7.2%
        Adecco SA .......................             Professional Services               2,682,118      128,805,497
        Nestle SA .......................                 Food Products                   1,492,120       61,976,141
        Novartis AG .....................                Pharmaceuticals                  1,394,064       64,617,898
        Roche Holding AG ................                Pharmaceuticals                    385,340       61,248,262
        Swiss Reinsurance Co. ...........                   Insurance                     1,780,773       82,105,433
    (a) UBS AG ..........................               Capital Markets                   1,992,995       36,778,696
                                                                                                      --------------
                                                                                                         435,531,927
                                                                                                      --------------
        TAIWAN 5.4%
        Chunghwa Telecom Co. Ltd., ADR ..    Diversified Telecommunication Services       1,353,894       23,151,588
        Compal Electronics Inc. .........            Computers & Peripherals             83,466,492       84,201,991
        Lite-On Technology Corp. ........            Computers & Peripherals             84,528,450       94,776,657
        Taiwan Semiconductor
            Manufacturing Co. Ltd. ......   Semiconductors & Semiconductor Equipment     69,451,271      124,932,095
                                                                                                      --------------
                                                                                                         327,062,331
                                                                                                      --------------


                               26 | Annual Report

Templeton Foreign Fund

                                                            INDUSTRY                   SHARES/UNITS        VALUE
                                            ----------------------------------------   ------------   --------------
        COMMON STOCKS AND OTHER
        EQUITY INTERESTS (CONTINUED)
        TURKEY 1.0%
        Turkcell Iletisim Hizmetleri
           AS ...........................    Wireless Telecommunication Services          9,170,338   $    59,603,224
                                                                                                      ---------------
        UNITED KINGDOM 18.3%
        Aviva PLC .......................                  Insurance                     10,374,554        68,614,652
        BP PLC ..........................         Oil, Gas & Consumable Fuels            10,481,500        90,821,847
        British Sky Broadcasting Group
           PLC ..........................                   Media                         9,900,324        88,035,228
        G4S PLC .........................       Commercial Services & Supplies            7,663,199        27,843,519
        GlaxoSmithKline PLC .............               Pharmaceuticals                   5,167,114       101,318,551
        Hays PLC ........................            Professional Services               22,017,590        37,184,588
        HSBC Holdings PLC ...............              Commercial Banks                   2,134,793        22,641,118
        Kingfisher PLC ..................              Specialty Retail                  33,684,924       116,246,790
        Marks & Spencer Group PLC .......              Multiline Retail                   5,368,255        29,707,832
        Old Mutual PLC ..................                  Insurance                     29,180,693        44,624,734
        Pearson PLC .....................                    Media                        3,829,666        46,933,381
        Persimmon PLC ...................             Household Durables                  4,040,323        32,354,205
  (a,c) Premier Foods PLC ...............                Food Products                  126,366,337        90,799,058
(a,b,c) Premier Foods PLC, 144A .........                Food Products                   20,301,705        14,587,553
        Royal Dutch Shell PLC, A ........         Oil, Gas & Consumable Fuels               768,672        21,331,571
        Royal Dutch Shell PLC, B ........         Oil, Gas & Consumable Fuels             2,170,980        59,222,273
        SIG PLC .........................      Trading Companies & Distributors          12,345,500        28,208,552
        The Sage Group PLC ..............                  Software                       3,979,700        14,304,317
        Vodafone Group PLC ..............     Wireless Telecommunication Services        81,880,482       177,156,214
                                                                                                      ---------------
                                                                                                        1,111,935,983
                                                                                                      ---------------
        UNITED STATES 3.2%
        ACE Ltd. ........................                  Insurance                        942,720        49,191,129
        Invesco Ltd. ....................               Capital Markets                   1,536,065        31,873,349
    (a) KKR Private Equity Investors LP
           (Units) ......................               Capital Markets                  13,487,926       114,647,371
                                                                                                      ---------------
                                                                                                          195,711,849
                                                                                                      ---------------
        TOTAL COMMON STOCKS AND
           OTHER EQUITY INTERESTS
              (COST $6,006,471,764) .....                                                               5,820,146,004
                                                                                                      ---------------
        PREFERRED STOCKS
           (COST $11,580,404) 0.8%
        BRAZIL 0.8%
        Vale SA, ADR, pfd., A ...........               Metals & Mining                   2,841,554        48,903,144
                                                                                                      ---------------
        TOTAL INVESTMENTS BEFORE
           SHORT TERM INVESTMENTS
           (COST $6,018,052,168) ........                                                               5,869,049,148
                                                                                                      ---------------


                               Annual Report | 27

Templeton Foreign Fund

                                                                                        PRINCIPAL
                                                                                          AMOUNT           VALUE
                                                                                       ------------   ---------------
        SHORT TERM INVESTMENTS 3.0%
        TIME DEPOSITS 3.0%
        UNITED STATES 3.0%
        Paribas Corp., 0.16%, 9/01/09 ...                                              $ 83,000,000   $    83,000,000
        Royal Bank of Canada, 0.15%,
            9/01/09 .....................                                               100,000,000       100,000,000
                                                                                                      ---------------
        TOTAL TIME DEPOSITS
           (COST $183,000,000) ..........                                                                 183,000,000
                                                                                                      ---------------
        TOTAL INVESTMENTS
           (COST $6,201,052,168)
           99.7% ........................
                                                                                                        6,052,049,148
        OTHER ASSETS, LESS LIABILITIES
           0.3% .........................                                                                  16,764,935
                                                                                                      ---------------
        NET ASSETS 100.0% ...............                                                             $ 6,068,814,083
                                                                                                      ===============

See Abbreviations on page 43.

(a)  Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At August 31, 2009, the aggregate value of these securities was $34,125,566, representing 0.56% of net assets.

(c)  See Note 8 regarding holdings of 5% voting securities.

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Templeton Foreign Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2009

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................   $6,115,440,480
      Cost - Non-controlled affiliated issuers (Note 8) ...       85,611,688
                                                              --------------
      Total cost of investments ...........................   $6,201,052,168
                                                              ==============
      Value - Unaffiliated issuers ........................   $5,946,662,537
      Value - Non-controlled affiliated issuers (Note 8) ..      105,386,611
                                                              --------------
      Total value of investments ..........................    6,052,049,148
   Cash ...................................................            5,371
   Foreign currency, at value (cost $2,655,361) ...........        2,650,986
   Receivables:
      Investment securities sold ..........................        5,910,037
      Capital shares sold .................................        4,989,039
      Dividends ...........................................       27,898,170
   Other assets ...........................................            4,888
                                                              --------------
         Total assets .....................................    6,093,507,639
                                                              --------------
Liabilities:
   Payables:
      Capital shares redeemed .............................       12,060,766
      Affiliates ..........................................        5,658,100
      Unaffiliated transfer agent fees ....................        1,653,075
   Deferred tax ...........................................        3,729,359
   Accrued expenses and other liabilities .................        1,592,256
                                                              --------------
         Total liabilities ................................       24,693,556
                                                              --------------
            Net assets, at value ..........................   $6,068,814,083
                                                              ==============
Net assets consist of:
   Paid-in capital ........................................   $6,978,990,885
   Undistributed net investment in come ...................       80,557,418
   Net unrealized appreciation (depreciation) .............     (152,474,981)
   Accumulated net realized gain (loss) ...................     (838,259,239)
                                                              --------------
            Net assets, at value ..........................   $6,068,814,083
                                                              ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Templeton Foreign Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009

CLASS A:
   Net assets, at value ...................................................   $4,248,048,652
                                                                              --------------
   Shares outstanding .....................................................      685,195,234
                                                                              --------------
   Net asset value per sharea .............................................   $         6.20
                                                                              --------------
   Maximum offering price per share (net asset value per share / 94.25%) ..   $         6.58
                                                                              --------------
CLASS B:
   Net assets, at value ...................................................   $   78,870,221
                                                                              --------------
   Shares outstanding .....................................................       13,073,269
                                                                              --------------
   Net asset value and maximum offering price per sharea ..................   $         6.03
                                                                              --------------
CLASS C:
   Net assets, at value ...................................................   $  667,533,926
                                                                              --------------
   Shares outstanding .....................................................      110,263,519
                                                                              --------------
   Net asset value and maximum offering price per sharea ..................   $         6.05
                                                                              --------------
CLASS R:
   Net assets, at value ...................................................   $  114,653,142
                                                                              --------------
   Shares outstanding .....................................................       18,772,869
                                                                              --------------
   Net asset value and maximum offering price per share ...................   $         6.11
                                                                              --------------
ADVISOR CLASS:
   Net assets, at value ...................................................   $  959,708,142
                                                                              --------------
   Shares outstanding .....................................................      156,269,590
                                                                              --------------
   Net asset value and maximum offering price per share ...................   $         6.14
                                                                              --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Templeton Foreign Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2009

Investment income:
   Dividends: (net of foreign taxes of $18,061,066)
      Unaffiliated issuers ...............................   $   167,731,950
      Non-controlled affiliated issuers (Note 8) .........         7,886,297
   Interest ..............................................           310,514
                                                             ---------------
            Total investment income ......................       175,928,761
                                                             ---------------
Expenses:
   Management fees (Note 3a) .............................        32,919,910
   Administrative fees (Note 3b) .........................         4,293,555
   Distribution fees: (Note 3c)
      Class A ............................................         9,384,927
      Class B ............................................           763,074
      Class C ............................................         5,992,029
      Class R ............................................           454,699
   Transfer agent fees (Note 3e and 3f) ..................         9,894,146
   Custodian fees (Note 4) ...............................         1,658,522
   Reports to shareholders ...............................           683,562
   Registration and filing fees ..........................           183,076
   Professional fees .....................................            94,412
   Trustees' fees and expenses ...........................           159,610
   Other .................................................           260,980
                                                             ---------------
            Total expenses ...............................        66,742,502
            Expense reductions (Note 4) ..................            (3,591)
                                                             ---------------
               Net expenses ..............................        66,738,911
                                                             ---------------
                  Net investment income ..................       109,189,850
                                                             ---------------

Realized and unrealized gains (losses):
   Net realized gain (loss) from:

      Investments (net of foreign taxes of $2,145,635/
         includes losses of $12,065,125 from a redemption
         in-kind - Note 10)
            Unaffiliated issuers .........................      (729,273,693)
            Non-controlled affiliated issuers (Note 8) ...       (96,136,862)
      Foreign currency transactions ......................        (5,885,252)
                                                             ---------------
                  Net realized gain (loss) ...............      (831,295,807)
                                                             ---------------
   Net change in unrealized appreciation  (depreciation)
      on:
      Investments ........................................      (608,139,148)
      Translation of other assets and liabilities
         denominated foreign currencies ..................          1,207,760
   Change in deferred taxes on unrealized appreciation
      (depreciation) .....................................        (3,729,359)
                                                             ---------------
                  Net change in unrealized appreciation
                     (depreciation) ......................      (610,660,747)
                                                             ---------------
Net realized and unrealized gain (loss) ..................    (1,441,956,554)
                                                             ---------------
Net increase (decrease) in net assets resulting from
   operations ............................................   $(1,332,766,704)
                                                             ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Templeton Foreign Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED AUGUST 31,
                                                                                       -----------------------------------
                                                                                             2009               2008
                                                                                       ---------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .......................................................    $   109,189,850   $     257,928,805
      Net realized gain (loss) from investments and foreign currency transactions ..      (831,295,807)      2,613,665,946
      Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign
         currencies, and deferred taxes ............................................      (610,660,747)     (3,876,231,174)
                                                                                       ---------------   -----------------
            Net increase (decrease) in net assets resulting from operations ........    (1,332,766,704)     (1,004,636,423)
                                                                                       ---------------   -----------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................................................      (169,145,165)       (172,210,281)
         Class B ...................................................................        (2,639,859)         (1,884,972)
         Class C ...................................................................       (19,959,968)        (13,664,015)
         Class R ...................................................................        (3,681,412)         (2,768,220)
         Advisor Class .............................................................       (41,372,087)        (32,349,584)
      Net realized gains:
         Class A ...................................................................    (1,073,490,698)     (2,328,246,113)
         Class B ...................................................................       (23,494,391)        (47,692,479)
         Class C ...................................................................      (176,853,971)       (331,076,028)
         Class R ...................................................................       (25,456,734)        (43,763,308)
         Advisor Class .............................................................      (238,569,487)       (373,693,318)
                                                                                       ---------------   -----------------
   Total distributions to shareholders .............................................    (1,774,663,772)     (3,347,348,318)
                                                                                       ---------------   -----------------
   Capital share transactions: (Note 2)
         Class A ...................................................................       (63,375,247)     (1,074,184,416)
         Class B ...................................................................       (10,247,706)         (8,210,931)
         Class C ...................................................................       (35,030,738)         86,020,283
         Class R ...................................................................         8,285,567          19,167,967
         Advisor Class .............................................................       178,375,838         (43,954,847)
                                                                                       ---------------   -----------------
   Total capital share transactions ................................................        78,007,714      (1,021,161,944)
                                                                                       ---------------   -----------------
   Redemption fees .................................................................                --             118,792
                                                                                       ---------------   -----------------
            Net increase (decrease) in net assets ..................................    (3,029,422,762)     (5,373,027,893)
Net assets:
   Beginning of year ...............................................................     9,098,236,845      14,471,264,738
                                                                                       ---------------   -----------------
   End of year .....................................................................   $ 6,068,814,083   $   9,098,236,845
                                                                                       ===============   =================
Undistributed net investment income included in net assets:
   End of year .....................................................................   $    80,557,418   $     213,808,539
                                                                                       ===============   =================

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton Foreign Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Time deposits are valued at cost.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               Annual Report | 33

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities


                               34 | Annual Report

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               Annual Report | 35

Templeton Foreign Fund

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                         YEAR ENDED AUGUST 31,
                                   ---------------------------------------------------------------
                                                 2009                            2008
                                   ------------------------------   ------------------------------
                                       SHARES          AMOUNT          SHARES           AMOUNT
                                   ------------   ---------------   ------------   ---------------
CLASS A SHARES:
   Shares sold .................    108,218,859   $   566,639,996     98,452,891   $ 1,211,858,727
   Shares issued in reinvestment
      of distributions .........    244,345,390     1,087,336,967    174,383,320     2,245,369,533
   Shares redeemed in-kind
      (Note 10) ................     (5,444,806)      (24,937,210)   (12,863,139)     (157,573,459)
   Shares redeemed .............   (299,799,444)   (1,692,415,000)  (362,137,943)   (4,373,839,217)
                                   ------------   ---------------   ------------   ---------------
   Net increase (decrease) .....     47,319,999   $   (63,375,247)  (102,164,871)  $(1,074,184,416)
                                   ============   ===============   ============   ===============
CLASS B SHARES:
   Shares sold .................        937,710   $     4,930,673        675,174   $     8,277,500
   Shares issued in reinvestment
      of distributions .........      5,139,695        22,357,674      3,337,156        42,078,927
   Shares redeemed .............     (6,977,482)      (37,536,053)    (5,034,222)      (58,567,358)
                                   ------------   ---------------   ------------   ---------------
   Net increase (decrease) .....       (900,077)  $   (10,247,706)    (1,021,892)  $    (8,210,931)
                                   ============   ===============   ============   ===============
CLASS C SHARES:
   Shares sold .................     12,742,460   $    61,536,560      9,484,687   $   115,366,091
   Shares issued in reinvestment
      of distributions .........     36,456,915       159,316,718     21,893,871       276,658,696
   Shares redeemed .............    (46,545,495)     (255,884,016)   (26,391,333)     (306,004,504)
                                   ------------   ---------------   ------------   ---------------
   Net increase (decrease) .....      2,653,880   $   (35,030,738)     4,987,225   $    86,020,283
                                   ============   ===============   ============   ===============
CLASS R SHARES:
   Shares sold .................      6,161,681   $    32,814,361      4,939,296   $    59,080,424
   Shares issued in reinvestment
      of distributions .........      6,361,484        27,926,914      3,469,964        44,224,681
   Shares redeemed .............     (8,675,772)      (52,455,708)    (7,032,016)      (84,137,138)
                                   ------------   ---------------   ------------   ---------------
   Net increase (decrease) .....      3,847,393   $     8,285,567      1,377,244   $    19,167,967
                                   ============   ===============   ============   ===============
ADVISOR CLASS SHARES:
   Shares sold .................     56,745,348   $   315,012,876     36,336,163   $   432,182,490
   Shares issued in reinvestment
      of distributions .........     49,990,196       219,956,861     21,590,970       276,476,801
   Shares redeemed .............    (68,052,953)     (356,593,899)   (63,125,915)     (752,614,138)
                                   ------------   ---------------   ------------   ---------------
   Net increase (decrease) .....     38,682,591   $   178,375,838     (5,198,782)  $   (43,954,847)
                                   ============   ===============   ============   ===============


                               36 | Annual Report

Templeton Foreign Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Templeton Global Advisors Limited (TGAL)                        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE    NET ASSETS
-------------------    ----------
       0.630%          Up to and including $1 billion
       0.615%          Over $1 billion, up to and including $5 billion
       0.600%          Over $5 billion, up to and including $10 billion
       0.580%          Over $10 billion, up to and including $15  billion
       0.560%          Over $15 billion, up to and including $20  billion
       0.540%          Over $20 billion, up to and including $25  billion
       0.530%          Over $25 billion, up to and including $30  billion
       0.520%          Over $30 billion, up to and including $35  billion
       0.510%          In excess of $35 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE    NET ASSETS
-------------------    ----------
       0.150%          Up to and including $200 million
       0.135%          Over $200 million, up to and including $700 million
       0.100%          Over $700 million, up to and including $1.2 billion
       0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                               Annual Report | 37

Templeton Foreign Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....   0.25%
Class B .....   1.00%
Class C .....   1.00%
Class R .....   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ................................   232,228
Contingent deferred sales charges retained ....................    45,636

E. TRANSFER AGENT FEES

For the year ended August 31, 2009, the Fund paid transfer agent fees of $9,894,146, of which $6,901,716 was retained by Investor Services.

F. SPECIAL SERVICING AGREEMENT

Effective May 1, 2009, the Fund, which is an underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement with the Allocator Funds, pursuant to which the Fund pays a portion of eligible Allocator Funds' expenses, which include transfer agency and shareholder service costs, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of TGAL. Expenses allocated to the Fund under the Special Servicing Agreement are included in transfer agent fees on the Statement of Operations, and the amount payable to the Allocator Funds is included in the payable from affiliates on the Statement of Assets and Liabilities. For the year ended August 31, 2009, the Fund was allocated expenses of $41,560. At August 31, 2009, 2.02% of the Fund's outstanding shares were held by the Allocator Funds.


                               38 | Annual Report

Templeton Foreign Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2010 ...   $3,217,313
2011 ...    2,401,899
           ----------
           $5,619,212
           ==========

During the year ended August 31, 2009, the Fund utilized $5,166,332 of capital loss carryforwards.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized capital losses of $838,469,134.

The tax character of distributions paid during the years ended August 31, 2009 and 2008, was as follows:

                                    2009             2008
                               --------------   --------------
Distributions paid from:
   Ordinary income .........   $  236,798,491   $  461,530,431
   Long term capital gain ..    1,537,865,281    2,885,817,887
                               --------------   --------------
                               $1,774,663,772   $3,347,348,318
                               ==============   ==============


                               Annual Report | 39

Templeton Foreign Fund

5. INCOME TAXES (CONTINUED)

At August 31, 2009, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .........................   $6,201,324,959
                                                ==============
Unrealized appreciation .....................   $  824,420,889
Unrealized depreciation .....................     (973,696,700)
                                                --------------
Net unrealized appreciation (depreciation) ..   $ (149,275,811)
                                                ==============
Undistributed ordinary income ...............   $   82,903,192
Undistributed long term capital gains .......        5,881,990
                                                --------------
Distributable earnings ......................   $   88,785,182
                                                ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, foreign capital gains tax, pass-through entity income, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass-through entity income, bond discounts and premiums, foreign capital gains tax, and losses realized on in-kind shareholder redemption.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2009, aggregated $1,700,238,276 and $3,497,575,365, respectively. Sales of investments excludes an in-kind redemption of $24,937,210.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                               40 | Annual Report

Templeton Foreign Fund

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended August 31, 2009, were as shown below.

                                  NUMBER OF                                NUMBER OF                                 REALIZED
                                 SHARES HELD                              SHARES HELD      VALUE                      CAPITAL
                                AT BEGINNING     GROSS        GROSS          AT END       AT END       INVESTMENT      GAIN
NAME OF ISSUER                     OF YEAR     ADDITIONS    REDUCTIONS       OF YEAR      OF YEAR        INCOME       (LOSS)
--------------                  ------------  -----------  -----------    -----------  ------------    ----------  ------------
NON-CONTROLLED AFFILIATES
Compal Electronics Inc .......  202,771,040       477,912  119,782,460     83,466,492  $         --(a) $3,476,257  $(24,048,778)
Lite-On Technology Corp ......  132,346,020       448,340   48,265,910     84,528,450            --(a)  3,049,287   (22,695,563)
Persimmon PLC ................   15,276,482            --   11,236,159(b)   4,040,323            --(a)  1,360,753   (49,241,351)(b)
Premier Foods PLC ............           --   127,351,600      985,263(b) 126,366,337    90,799,058            --      (170,906)(b)
Premier Foods PLC, 144A ......           --    20,433,436      131,731(b)  20,301,705    14,587,553            --        19,736(b)
                                                                                       ------------    ----------  -------------
   TOTAL AFFILIATED SECURITIES
      (1.74% of Net Assets) ..                                                         $105,386,611    $7,886,297  $ (96,136,862)
                                                                                       ============    ==========  =============

(a)  As of August 31, 2009, no longer an affiliate.

(b) Gross reductions and realized capital gain (loss) include transactions from a redemption in-kind.

9. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $7,627 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the year ended August 31, 2009, the Fund did not utilize the Global Credit Facility.

10. REDEMPTION IN-KIND

During the year ended August 31, 2009, the Fund realized $12,065,125 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such losses are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.


                               Annual Report | 41

Templeton Foreign Fund

11. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2009, in valuing the Fund's assets carried at fair value:

                                                     LEVEL 1         LEVEL 2     LEVEL 3        TOTAL
                                                 --------------   ------------   -------   --------------
ASSETS:
   Investments in Securities
      Equity Investments:(a) .................   $5,869,049,148   $         --     $--     $5,869,049,148
      Short Term Investments .................               --    183,000,000      --        183,000,000
                                                 --------------   ------------     ---     --------------
         Total Investmen  ts in Securities ...   $5,869,049,148   $183,000,000     $--     $6,052,049,148
                                                 ==============   ============     ===     ==============

(a) Includes common and preferred stock. For detailed industry descriptions, see the accompanying Statement of Investments.


                               42 | Annual Report

Templeton Foreign Fund

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through October 20, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt


                               Annual Report | 43

Templeton Foreign Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON FOREIGN FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Fund (the "Fund") at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2009


                               44 | Annual Report

Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,537,865,281 as a long term capital gain dividend for the fiscal year ended August 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $158,997,825 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $134,025 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2009.

At August 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This designation will allow shareholders of record in December 12, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

In addition, in January 2010, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2009.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign qualified dividends as designated by the Fund to Class A, Class B, Class C, Class R, and Advisor Class shareholders of record.

RECORD DATE: 12/18/2008

                    FOREIGN TAX PAID    FOREIGN SOURCE     FOREIGN QUALIFIED
CLASS                   PER SHARE      INCOME PER SHARE   DIVIDENDS PER SHARE
-----               ----------------   ----------------   -------------------
Class A .........        $0.0558            $0.3916             $0.2920
Class B .........        $0.0558            $0.2880             $0.2146
Class C .........        $0.0558            $0.2934             $0.2188
Class R .........        $0.0558            $0.3650             $0.2722
Advisor Class ...        $0.0558            $0.4289             $0.3199

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid


                               Annual Report | 45

Templeton Foreign Fund
to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               46 | Annual Report

Templeton Foreign Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              --------------   -------------   -----------------------   ----------------------------------------
HARRIS J. ASHTON (1932)          Trustee          Since 1992      134                       Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Trustee          Since 2008      31                        SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                      Allied Capital Corporation (financial
Suite 2100                                                                                  services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)         Trustee          Since 2003      23                        Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                      Victory Nickel Inc. (mineral explo-
Suite 2100                                                                                  ration), ABACO Markets Limited
Fort Lauderdale, FL 33394-3091                                                              (retail distributors).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company Ltd.; and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)          Lead             Trustee since   134                       Hess Corporation (exploration and
500 East Broward Blvd.           Independent      2003 and Lead                             refining of oil and gas), H.J. Heinz
Suite 2100                       Trustee          Independent                               Company (processed foods and
Fort Lauderdale, FL 33394-3091                    Trustee                                   allied products), RTI International
                                                  since 2007                                Metals, Inc. (manufacture and
                                                                                            distribution of titanium), Canadian
                                                                                            National Railway (railroad) and White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 47

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              --------------   -------------   -----------------------   ----------------------------------------
DAVID W. NIEMIEC (1949)          Trustee          Since 2005      23                        Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                      and OSI Pharmaceuticals, Inc.
Suite 2100                                                                                  (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee          Since 2003      134                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                      refining of oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee          Since 2005      142                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee          Since 2003      23                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)            Trustee          Since 2006      38                        El Oro Ltd. (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law.


                               48 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              --------------   -------------   -----------------------   ----------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,         Trustee and     134                       None
One Franklin Parkway             Chairman of      Chairman of
San Mateo, CA 94403-1906         the Board and    the Board
                                 Vice President   since 1995
                                                  and Vice
                                                  President
                                                  since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR.         Trustee and      Trustee since   52                        None
(1940)                           Vice President   1992 and
One Franklin Parkway                              Vice
San Mateo, CA 94403-1906                          President
                                                  since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

JAMES M. DAVIS (1952)            Chief            Chief           Not Applicable            Not Applicable
One Franklin Parkway             Compliance       Compliance
San Mateo, CA 94403-1906         Officer and      Officer since
                                 Vice President   2004 and Vice
                                 - AML            President -
                                 Compliance       AML
                                                  Compliance
                                                  since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief            Since           Not Applicable            Not Applicable
One Franklin Parkway             Executive        March 2009
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

ALIYA S. GORDON (1973)           Vice President   Since           Not Applicable            Not Applicable
One Franklin Parkway                              March 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               Annual Report | 49

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              --------------   -------------   -----------------------   ----------------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)            Vice President   Since           Not Applicable            Not Applicable
One Franklin Parkway                              August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

GARY P. MOTYL (1952)             President        Since 2007      Not Applicable            Not Applicable
500 East Broward Blvd.           and Chief
Suite 2100                       Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton
Investments.

MARK H. OTANI (1968)             Treasurer,       Since           Not Applicable            Not Applicable
One Franklin Parkway             Chief            March 2009
San Mateo, CA 94403-1906         Financial
                                 Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)        Secretary        Secretary       Not Applicable            Not Applicable
500 East Broward Blvd.           and Vice         since 2004
Suite 2100                       President        and Vice
Fort Lauderdale, FL 33394-3091                    President
                                                  since August
                                                  2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.


                               50 | Annual Report

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION       TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------              --------------   -------------   -----------------------   ----------------------------------------
KAREN L. SKIDMORE (1952)         Vice President   Since           Not Applicable            Not Applicable
One Franklin Parkway                              August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)             Vice President   Since 2005      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 51

Templeton Foreign Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 19, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Foreign Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                               52 | Annual Report

Templeton Foreign Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.


                               Annual Report | 53

Templeton Foreign Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2009, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The following summarizes the performance results for the Fund.

The Lipper performance universe for the Fund consisted of the Fund and all retail and institutional international multi-cap core funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within such universe experienced losses for the one-year period. On a comparative basis, the Lipper report for the Fund showed its total return to be in the middle quintile of such universe for the previous three-year period, the second-lowest quintile for the previous five-year period, and the highest quintile of such universe for the previous 10-year period. The Board found such comparative performance to be acceptable, noting changes that had been made in the Fund's portfolio management team during the past two years and its satisfaction with the attention being given by management to improving performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis included administrative charges as being part of the management fee and actual total expenses for comparative consistency are shown by Lipper for Fund Class A shares. Such comparison showed both the contractual investment management fee rate of Templeton Foreign Fund to be in the second least expensive quintile of its Lipper expense group and its actual total expense rate to be in the least expensive quintile of such expense group. The Board was satisfied with such comparative expenses of the Fund.


                               54 | Annual Report

Templeton Foreign Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                               Annual Report | 55

Templeton Foreign Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion, with additional breakpoints for the Fund continuing thereafter up to the $35 billion asset level. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2008, the net assets of Templeton Foreign Fund were approximately $5 billion. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedules of fees under the investment management agreement for the Fund provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               56 | Annual Report

(FRANKLIN TEMPLETON INVESTMENTS (R) LOGO)   One Franklin Parkway
                                        San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON FOREIGN FUND

INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

104 A2009 10/09


AUGUST 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Funds

                                                                [COVER GRAPHICS]

SIGN UP FOR EDELIVERY
Log onto FRANKLINTEMPLETON.COM
and click "My Profile"

                                                                          GLOBAL

                              TEMPLETON WORLD FUND

                      [FRANKLIN TEMPLETON INVESTMENTS LOGO]

                      Franklin - TEMPLETON - Mutual Series

Annual Report

Templeton World Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton World Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/09

[BAR CHART]
[PLOT POINTS TO COME]

This annual report for Templeton World Fund covers the fiscal year ended August 31, 2009.

PERFORMANCE OVERVIEW

Templeton World Fund -- Class A had a -14.04% cumulative total return for the 12 months under review. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which had a -16.64% total return for the same period.(1) In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 12. For the 10-year period ended August 31, 2009, Templeton World Fund -- Class A delivered a +42.13% cumulative total return, compared with the MSCI World Index's +9.40% cumulative total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 12.

ECONOMIC AND MARKET OVERVIEW

The 12-month period under review can be divided into two halves: the first marked by the bursting of the credit and commodities' bubbles, the onset of global recession and the precipitous decline of equity markets, and the second by a sharp market rebound amid renewed optimism. After the collapse of U.S. investment bank Lehman Brothers at the beginning of the period, restrictive

1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. As of 8/31/09, the Fund's Class A 10-year average annual total return not including sales charges was +3.58%, compared with the +0.90% 10-year average annual total return of the MSCI World Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.

                                                               Annual Report | 3

TOP 10 COUNTRIES
Based on Equity Securities
8/31/09

                           % OF TOTAL
                           NET ASSETS
                           ----------
U.S.                          37.4%
U.K.                          11.5%
France                         5.6%
Germany                        5.4%
Hong Kong                      4.4%
Taiwan                         4.3%
Japan                          3.7%
Switzerland                    3.7%
Singapore                      3.4%
South Korea                    3.2%

TOP 10 INDUSTRIES
Based on Equity Securities
8/31/09

                                          % OF TOTAL
                                          NET ASSETS
                                          ----------
Pharmaceuticals                             12.1%
Oil, Gas & Consumable Fuels                 10.1%
Software                                     8.8%
Media                                        7.9%
Diversified Telecommunication Services       7.1%
Industrial Conglomerates                     5.0%
Semiconductors & Semiconductor Equipment     4.7%
Wireless Telecommunication Services          3.3%
Specialty Retail                             3.3%
Air Freight & Logistics                      3.1%

credit and wealth deterioration stalled economic activity, marking the first global recession in nearly half a century. In response, policymakers spent several trillion dollars purchasing troubled assets and lowering borrowing costs; some central banks, having exhausted traditional monetary stimulus, initiated quantitative easing strategies, which increased the money supply to promote liquidity and lending. Equity market volatility reached record levels and consumer confidence plummeted as global stocks hit 14-year lows.(1) Currency markets were particularly volatile in the first half of the reporting period, though the U.S. dollar advanced as risk-averse investors rotated capital into Treasuries, pressuring yields. The heavily indebted financials sector and the expensive materials sector declined most sharply as the bubbles in credit and commodities burst. Emerging markets, which some investors had believed would "decouple" from a U.S.-led economic downturn, also participated in the global sell-off. Although absolute declines were universal during the first half of the period, relative losses were less severe for the sectors perceived to be more defensive (e.g., utilities, health care and consumer staples).

Global equity markets suffered heavy losses through March before staging a rally fueled by low valuations, renewed optimism and aggregate corporate earnings that beat consensus expectations. Notably, this latter period witnessed a resurgence of cyclical sectors (financials, materials, energy and industrials) as data appeared to indicate some stabilization in the economic and financial turmoil associated with the credit crisis and global recession. Funds flowed out of cash and Treasuries into equities and credit as a turnaround in investor sentiment galvanized. The dollar depreciated, ultimately ending the 12-month period roughly unchanged against the currencies of the U.S.'s major trading partners. Meanwhile, the euro gained against the dollar and the yen, even as European policymakers lowered interest rates and injected capital into the economy to stave off a gathering deflationary cycle. Commodities rallied inconsistently during the period as the demand outlook in emerging markets improved, but spot prices remained well below 2008 highs. Equities moderated somewhat toward the end of the period as economic news remained mixed and some investors worried that stock prices had risen too far. Despite the sharp second-half rebound, all global sectors and regions posted absolute losses during the period under review.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list

4 | Annual Report
from which we buy. Before we make a purchase, we look at the company's price/cash ratio, price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

The year under review encompassed one of the most challenging equity market environments in recent history. Unlike past crises which devastated one particular region, sector or asset class but remained relatively contained, this crisis had its roots in three separate asset classes -- credit, property and commodities -- and the fallout was widespread. One would be hard-pressed to find a more potent asset-class elixir: property represents the greatest store of wealth for the average individual, credit is the engine of global commerce, and commodities support the infrastructure of the global economy. The dramatic and broadly simultaneous implosion in all three asset classes created a global crisis whose scope and severity is unparalleled in modern times, and which, in turn, caused global equity markets to plummet in tandem. In fact, one has to go back 80 years and chart the Dow Jones Industrial Average at the onset of the Great Depression to find a decline as swift and dramatic as the one experienced by global stocks during the first six months of this review period.(2)

But the precipitous decline is only half the story of the Fund's year under review because the latter half of the year was remarkable in its own right. After careening headlong into the depths of the worst bear market in a quarter century, stocks reversed course in March and delivered the steepest global equity rally in a quarter century. With initial signs of economic stabilization beginning to emerge and equity valuations still hovering near historical lows, investors decided the worst of the carnage had passed, and enthusiastically reentered equity markets. Global stocks, which had fallen nearly 60% over the 18 months prior to March, suddenly ROSE 60% in the short span of six months, as measured by the MSCI World Index (in U.S. dollar terms).(1)

The year under review was so sharply divided, not only in terms of directional momentum but also in sector and regional trends, that it is helpful to view it as the aggregate of two distinct periods. The first period was marked by extreme risk aversion and deteriorating financial system and economic conditions, and "counter-cyclical" or "defensive" equity sectors most effectively limited losses. The second period was marked by resurgent risk appetite, financial system stabilization and improving economic indicators, and equity sectors and regions traditionally considered "cyclical" led gains. Reflective of this contrast, the two periods are nearly opposites in terms of sector performance. For example,

TOP 10 EQUITY HOLDINGS
8/31/09

COMPANY                                                                % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                               NET ASSETS
------------------------                                               ----------
Microsoft Corp.                                                            3.9%
   SOFTWARE, U.S.

Samsung Electronics Co. Ltd.                                               2.4%
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, SOUTH KOREA

Accenture Ltd., A                                                          2.4%
   IT SERVICES, U.S.

Taiwan Semiconductor Manufacturing Co. Ltd.                                2.3%
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, TAIWAN

Amgen Inc.                                                                 2.2%
   BIOTECHNOLOGY, U.S.

Oracle Corp.                                                               2.2%
   SOFTWARE, U.S.

Siemens AG                                                                 2.1%
   INDUSTRIAL CONGLOMERATES, GERMANY

Sanofi-Aventis                                                             2.1%
   PHARMACEUTICALS, FRANCE

Cheung Kong (Holdings) Ltd.                                                2.0%
   REAL ESTATE MANAGEMENT & DEVELOPMENT, HONG KONG

Vodafone Group PLC                                                         1.9%
   WIRELESS TELECOMMUNICATION SERVICES, U.K.

2. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

                                                               Annual Report | 5
the best performing sectors in absolute terms during the first six months were the defensive consumer staples, health care and telecommunication services sectors, while the worst performers were the cyclical financials, industrials and materials sectors. Conversely, in the latter six months, financials, materials and industrials led absolute returns, while telecommunication services, health care and consumer staples were the biggest laggards. To highlight the contrast between first-half and second-half performance, it is worth noting that every single sector and region in the MSCI World Index posted double-digit DECLINES during the first half and double-digit GAINS during the second half of the reporting period. (1)

During the year under review, financials stocks were the Fund's biggest relative detractors.(3) We have maintained a cautious underweighting in the financials sector since well before the onset of the credit crisis. While it would have been difficult to predict the actual extent of financials' losses, we have long been skeptical of the sector's opaque balance sheets and seemingly unsustainable earnings growth rates. Our decision to underweight the sector aided performance during the first half of the period but detracted significantly during the second half, when global financials stocks on the whole rallied considerably. Three of the year's 10 worst detractors were financial stocks, and in particular Dutch banking and insurance conglomerate ING Groep, which posted major losses tied to asset write-downs and had to draw on the Dutch government's bailout facility.

The Fund's nearly equal-weighted industrials stocks underperformed.(4) BAE Systems, Europe's biggest defense contractor, and General Electric (GE), one of the largest U.S. engineering firms, were two of the sector's main laggards. GE's stock valuation fell to its lowest level since 1992 on speculation the company's credit rating would be cut and its financing arm, GE Capital, would need additional cash infusions. The company's first dividend cut in 80 years did little to bolster investor confidence. Nonetheless, GE's industrial business remained strong and management has aggressively cut costs. The company reported its third-largest annual profit ever during the period, and at period-end stood to benefit from government-sponsored infrastructure stimulus. Although valuations have since risen from extremely low levels (or roughly three times trailing earnings in March 2009), prompting us to remove the stock from our bargain list, we still considered GE a core holding.

3. The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, and real estate management and development in the SOI.

4. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, capital goods, industrial conglomerates and professional services in the SOI.

6 | Annual Report

The Fund's underweighted materials holdings sustained some of the worst losses as the bursting of the commodities bubble wreaked havoc on the economically sensitive sector.(5) Our cautious exposure to very expensive metals and mining stocks was fundamental to strong relative performance during the first half of the period but detracted significantly once commodity prices regained footing and rallied through period-end. Although we continued to search for select opportunities in the materials sector, valuations generally seemed elevated to us, so we remained significantly underweighted relative to the benchmark index. One exception was our purchase of CRH, Ireland's biggest building materials supplier, which we think could experience a cyclical recovery as world property markets stabilize. CRH's diversified mix of businesses, strong management team and balance sheet, and attractive cash flow profile are key attributes we believe could strengthen its performance over the longer term.

The Fund's overweighted positions in Europe and Asia led results relative to the MSCI World Index. In Europe, the Fund's above-benchmark position in the U.K. was a notable contributor to relative performance at the country level. In Asia, holdings within non-index countries Taiwan and South Korea, primarily from the information technology sector, led relative performance.(6) Samsung Electronics,(7) the world's largest consumer electronics manufacturer, was one of the Fund's biggest contributors. The firm announced a promising foundry partnership and benefited from rising spot prices in the depressed memory chip market. Samsung Electronics also benefited from a dramatic recovery in semiconductor and computer hardware stocks that began midway through the period. Other beneficiaries included Taiwan's Compal Electronics,(7) the world's second-largest laptop manufacturer, and Taiwan Semiconductor,(7) the world's largest custom chipmaker. Multinational software and services stocks also contributed to performance, led by U.S. software company Oracle, which exceeded analysts' expectations and deployed its immense war chest to acquire weaker rivals during the downturn.

Information technology represented a major overweighting in the Fund due to the high number of undervalued companies we identified. Our holdings fared better than the index's in this sector and made a significant contribution to relative performance. We began gradually building the Fund's position over the past few years as technology stocks remained out of favor for much of the decade following the 2000 collapse of the TMT (technology, media, telecommunications) bubble. Business spending on technology has been historically low over

5. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

6. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; and software in the SOI.

7. This holding is not an index component.

                                                               Annual Report | 7
the past several years, suggesting to us a cyclical upturn may be forthcoming. Furthermore, the fallout from the crisis has reemphasized the importance of lean cost structures, and technology may increasingly be seen as an effective tool for managers looking to optimize costs and realize efficiencies. Certain technology stocks may offer significant free cash flow yields and unburdened balance sheets, giving them financial flexibility and the ability to fund their own growth in difficult credit environments. Technology products are increasingly considered essential, and we believe long-term dynamics are favorable for the sector's continued growth, particularly given its attractive valuations.

Therefore, we significantly increased the Fund's investment in U.S.-based Cisco Systems, the world's leading supplier of networking equipment. The discretionary profile of the data-networking equipment Cisco sells had a negative impact on the company's stock price during the bear market, creating what we saw as an attractive entry point into a business that should benefit from continued strong growth in Internet protocol traffic, forays into adjacent product lines and ongoing plans for emerging market infrastructure build-out. Cisco's shareholder-friendly management team is supportive of continued share repurchases, and the company has the balance sheet to continue investing in innovation at a time when many of its peers cannot.

The Fund's consumer discretionary sector holdings also supported relative performance during the one-year period.(8) We have maintained above-benchmark exposure to the sector over the past several years, favoring certain stocks for their strong balance sheets, powerful global brands and ability to generate high free cash flow. Consumer discretionary performance was led by the Fund's retailing stocks, which made stellar gains during the latter half of the review period. British home improvement retailer Kingfisher was a top contributor, rallying as signs emerged of a recovery in European property markets and as the company aggressively cut costs and restructured its loss-making Chinese operations. U.S. clothing company Gap was another strong performer, rebounding from seven-year lows due to improved consumer sentiment and management's successful drive to cut costs and boost productivity.

The Fund's marginally underweighted energy holdings performed better than the benchmark's during a volatile period when the price of oil began at $115 per barrel, then fell precipitously to less than $32 per barrel by late December before partially recovering to about $70 by the end of August. Leading relative contributors among the Fund's energy stocks was a geographically diverse selection of major oil producers including the U.S.'s Chevron, Brazil's Petroleo

8. The consumer discretionary sector comprises automobiles; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

8 | Annual Report

Brasileiros (Petrobras),(7) the U.K.'s BP and India's Reliance Industries.(7) Brazilian national oil giant Petrobras was a standout contributor from this group. Petrobras has the distinction of controlling nearly all sectors of Brazil's domestic energy market, in addition to substantial operations overseas. When we initially purchased the stock, its valuation appeared to ignore the company's privileged access to one of the world's most important remaining hydrocarbon basins located off the coast of Brazil. Furthermore, Petrobras offered industry-leading production rates and proven high rates of return on its investments. Given its sensitivity to the price of oil, the stock corrected severely when crude oil prices collapsed; however, through period-end it staged a rebound, nearly tripling from its November 2008 nadir.

While cyclical stocks like Petrobras fluctuated wildly during the tumultuous review period, countercyclical consumer staples stocks held relatively steady.(9) Thus, the Fund's holdings in the defensive sector were resilient in absolute terms. However, our light weighting in the sector resulted in a negative impact relative to the benchmark.

In contrast to the lack of undervalued opportunities in consumer staples, we found the health care sector offering more attractive fare in our search for companies trading at significant discounts to our assessment of their long-term business worth.(10) Concerns over patent expirations, generic competition and the political uncertainty surrounding health care reform contributed to a pull-back in valuations to their lowest levels in over a decade. Yet, we believe these concerns are discounted by the sector's low valuations, and we identified several compelling long-term growth opportunities. The Fund's health care stocks modestly detracted from overall relative performance during the year, but at period-end we maintained above-benchmark exposure due to the number of undervalued companies we identified in the sector.

The largest new purchase during the period was Swiss pharmaceuticals manufacturer Roche Holding. In our view, the stock's decline at the beginning of the period seemed unwarranted given the company's interesting product pipeline and the promise of growth from its existing, FDA-approved drugs. Roche is free of material patent expirations and at period-end was trading at a steep discount to its historical average valuation. Furthermore, it now owns U.S. biotechnology firm Genentech, which should ultimately strengthen Roche's already powerful brand and increase the diversity of its product offerings.

9. The consumer staples sector comprises food and staples retailing in the SOI.

10. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

                                                               Annual Report | 9

It is important to also recognize the effect of currency on Fund performance. Relative returns due to currency effects suffered due to our underweighting in Japan, where the yen strengthened, and overweighting in the U.K., where the British pound weakened.

By the end of the review period, optimism among equity investors had reached its highest level in two years.(11) While the consensus may have turned bullish in recent months, it is important to note that the rally from March through August was already quite substantial, and significant structural headwinds still persist over the intermediate term. Not least of these were the Chinese government's ability to continue subsidizing growth and the U.S. government's ability to continue funding its growing deficit by selling Treasury bonds abroad. Meanwhile, corporate earnings trends were encouraging and economic indicators appeared supportive at period-end, but much of the improvement stemmed from aggressive cost-cutting that helped buoy earnings and a resurgence in inventory restocking that lifted manufacturing. In our opinion, investors should watch closely for the sustainability of these trends and be encouraged by any indication of organic growth in corporate revenues and economic variables.

We think it is worth noting that insider selling has increased dramatically in recent months, which to us is a sign that those currently closest to corporate fundamentals may consider this market rally overextended. Indeed, at period-end the price-to-earnings ratio of the MSCI World Index had roughly tripled since the market's March lows, suggesting that a continued recovery has been priced into the near-term forecast.(1) However, the near-term trajectories of equity markets and the global economy are of scant concern to us strategically (aside from the potential buying opportunities that market declines often present), and we have little insight into their immediate paths. As value investors, we are instead focused on finding companies whose current share price discounts the longer term value of their assets, earnings and cash-flow potential. While recent market strength has made this task a bit more difficult, we nonetheless continue to find select stocks that meet our stringent, long-term value criteria.

11. Source: Bloomberg, LP, "Stock Bulls Increase as Survey Shows Most Optimism in Two Years," BLOOMBERG PROFESSIONAL CONFIDENCE SURVEY, 8/12/09.

10 | Annual Report

Thank you for your continued participation in Templeton World Fund during a difficult year. We look forward to serving your future investment needs.

[PHOTO OF CINDY L. SWEETING]

/s/ Cindy L. Sweeting
-----------------------------
Cindy L. Sweeting, CFA

[PHOTO OF LISA F. MYERS]

/s/ Lisa F. Myers
-----------------------------
Lisa F. Myers, J.D., CFA

[PHOTO OF TUCKER SCOTT]

/s/ Tucker Scott
-----------------------------
Tucker Scott, CFA

Portfolio Management Team
Templeton World Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                              Annual Report | 11

Performance Summary as of 8/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEMWX)                                      CHANGE           8/31/09         8/31/08
-----------------------------------                       -----------       -----------      ----------
Net Asset Value (NAV)                                     -$     2.98       $     12.80      $    15.78
DISTRIBUTIONS (9/1/08 - 8/31/09)
Dividend Income                           $     0.3006
Long-Term Capital Gain                    $     0.3343
   TOTAL                                  $     0.6349

CLASS B (SYMBOL: TWDBX)                                      CHANGE           8/31/09         8/31/08
-----------------------------------                       -----------       -----------      ----------
Net Asset Value (NAV)                                     -$     2.86       $     12.62      $    15.48
DISTRIBUTIONS (9/1/08 - 8/31/09)
Dividend Income                           $     0.1567
Long-Term Capital Gain                    $     0.3343
   TOTAL                                  $     0.4910


CLASS C (SYMBOL: TEWTX)                                      CHANGE           8/31/09         8/31/08
-----------------------------------                       -----------       -----------      ----------
Net Asset Value (NAV)                                     -$     2.84       $     12.39      $    15.23
DISTRIBUTIONS (9/1/08 - 8/31/09)
Dividend Income                           $     0.1742
Long-Term Capital Gain                    $     0.3343
   TOTAL                                  $     0.5085

ADVISOR CLASS (SYMBOL: TWDAX)                                CHANGE           8/31/09         8/31/08
-----------------------------------                       -----------       -----------      ----------
Net Asset Value (NAV)                                     -$     2.99       $     12.80      $    15.79
DISTRIBUTIONS (9/1/08 - 8/31/09)
Dividend Income                           $     0.3401
Long-Term Capital Gain                    $     0.3343
   TOTAL                                  $     0.6744

12 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                                        1-YEAR          5-YEAR           10-YEAR
--------------------------------------------                 ----------     ------------      -----------
Cumulative Total Return(1)                                       -14.04%          +22.84%          +42.13%
Average Annual Total Return(2)                                   -18.97%           +2.98%           +2.96%
Value of $10,000 Investment(3)                               $    8,103     $     11,580      $    13,393
Avg. Ann. Total Return (9/30/09)(4)                               -3.47%           +3.74%           +3.85%
   Total Annual Operating Expenses(5)              1.05%

CLASS B                                                        1-YEAR          5-YEAR           10-YEAR
--------------------------------------------                 ----------     ------------      -----------
Cumulative Total Return(1)                                       -14.68%          +18.25%          +33.89%
Average Annual Total Return(2)                                   -17.94%           +3.14%           +2.96%
Value of $10,000 Investment(3)                               $    8,206     $     11,673      $    13,389
Avg. Ann. Total Return (9/30/09)(4)                               -2.19%           +3.92%           +3.83%
   Total Annual Operating Expenses(5)              1.81%


CLASS C                                                        1-YEAR          5-YEAR           10-YEAR
--------------------------------------------                 ----------     ------------      -----------
Cumulative Total Return(1)                                       -14.65%          +18.30%          +31.85%
Average Annual Total Return(2)                                   -15.46%           +3.42%           +2.80%
Value of $10,000 Investment(3)                               $    8,454     $     11,830      $    13,185
Avg. Ann. Total Return (9/30/09)(4)                               +0.78%           +4.20%           +3.69%
   Total Annual Operating Expenses(5)              1.80%


ADVISOR CLASS(6)                                               1-YEAR          5-YEAR           10-YEAR
--------------------------------------------                 ----------     ------------      -----------
Cumulative Total Return(1)                                       -13.79%          +23.87%          +43.31%
Average Annual Total Return(2)                                   -13.79%           +4.37%           +3.66%
Value of $10,000 Investment(3)                               $    8,621     $     12,387      $    14,331
Avg. Ann. Total Return (9/30/09)(4)                               +2.65%           +5.15%           +4.55%
   Total Annual Operating Expenses(5)              0.81%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

                                                              Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                            8/31/09
----------------------------       -------
1-Year                             -18.97%
5-Year                              +2.98%
10-Year                             +2.96%

[PERFORMANCE CHART]

CLASS A (9/1/99-8/31/09)

                    TEMPLETON WORLD   MSCI WORLD
                    FUND - CLASS A       INDEX          CPI
                    ---------------   ----------     ---------
 9/1/1999              $   9,423      $  10,000      $  10,000
9/30/1999              $   9,200      $   9,904      $  10,048
10/31/1999             $   9,206      $  10,421      $  10,066
11/30/1999             $   9,670      $  10,715      $  10,072
12/31/1999             $  10,602      $  11,584      $  10,072
1/31/2000              $   9,978      $  10,922      $  10,102
2/29/2000              $   9,933      $  10,953      $  10,162
3/31/2000              $  10,460      $  11,711      $  10,245
4/30/2000              $   9,956      $  11,217      $  10,251
5/31/2000              $   9,819      $  10,934      $  10,263
6/30/2000              $  10,256      $  11,304      $  10,317
7/31/2000              $  10,313      $  10,987      $  10,341
8/31/2000              $  10,704      $  11,346      $  10,341
9/30/2000              $  10,313      $  10,744      $  10,395
10/31/2000             $   9,985      $  10,565      $  10,413
11/30/2000             $   9,736      $   9,925      $  10,419
12/31/2000             $  10,179      $  10,087      $  10,413
1/31/2001              $  10,333      $  10,283      $  10,479
2/28/2001              $   9,913      $   9,415      $  10,521
3/31/2001              $   9,296      $   8,799      $  10,545
4/30/2001              $   9,722      $   9,451      $  10,586
5/31/2001              $   9,833      $   9,334      $  10,634
6/30/2001              $   9,537      $   9,043      $  10,652
7/31/2001              $   9,252      $   8,924      $  10,622
8/31/2001              $   9,079      $   8,497      $  10,622
9/30/2001              $   8,246      $   7,749      $  10,670
10/31/2001             $   8,625      $   7,899      $  10,634
11/30/2001             $   9,214      $   8,367      $  10,616
12/31/2001             $   9,355      $   8,421      $  10,575
1/31/2002              $   9,197      $   8,167      $  10,598
2/28/2002              $   9,197      $   8,097      $  10,640
3/31/2002              $   9,663      $   8,457      $  10,700
4/30/2002              $   9,701      $   8,173      $  10,760
5/31/2002              $   9,820      $   8,192      $  10,760
6/30/2002              $   9,373      $   7,696      $  10,766
7/31/2002              $   8,675      $   7,049      $  10,778
8/31/2002              $   8,587      $   7,063      $  10,814
9/30/2002              $   7,680      $   6,288      $  10,832
10/31/2002             $   8,143      $   6,753      $  10,850
11/30/2002             $   8,721      $   7,119      $  10,850
12/31/2002             $   8,218      $   6,775      $  10,826
1/31/2003              $   8,020      $   6,571      $  10,874
2/28/2003              $   7,708      $   6,458      $  10,958
3/31/2003              $   7,498      $   6,440      $  11,023
4/30/2003              $   8,199      $   7,015      $  10,999
5/31/2003              $   8,805      $   7,420      $  10,981
6/30/2003              $   8,983      $   7,551      $  10,993
7/31/2003              $   9,315      $   7,706      $  11,005
8/31/2003              $   9,640      $   7,874      $  11,047
9/30/2003              $   9,665      $   7,924      $  11,083
10/31/2003             $  10,171      $   8,396      $  11,071
11/30/2003             $  10,346      $   8,526      $  11,041
12/31/2003             $  10,961      $   9,063      $  11,029
1/31/2004              $  11,364      $   9,210      $  11,083
2/29/2004              $  11,585      $   9,368      $  11,143
3/31/2004              $  11,416      $   9,309      $  11,215
4/30/2004              $  11,078      $   9,124      $  11,251
5/31/2004              $  11,098      $   9,213      $  11,317
6/30/2004              $  11,280      $   9,406      $  11,352
7/31/2004              $  10,844      $   9,102      $  11,335
8/31/2004              $  10,903      $   9,145      $  11,341
9/30/2004              $  11,169      $   9,321      $  11,364
10/31/2004             $  11,436      $   9,552      $  11,424
11/30/2004             $  12,262      $  10,057      $  11,430
12/31/2004             $  12,675      $  10,444      $  11,388
1/31/2005              $  12,439      $  10,211      $  11,412
2/28/2005              $  13,017      $  10,539      $  11,478
3/31/2005              $  12,675      $  10,339      $  11,568
4/30/2005              $  12,439      $  10,121      $  11,646
5/31/2005              $  12,596      $  10,309      $  11,634
6/30/2005              $  12,817      $  10,402      $  11,640
7/31/2005              $  13,396      $  10,768      $  11,694
8/31/2005              $  13,510      $  10,854      $  11,753
9/30/2005              $  13,924      $  11,139      $  11,897
10/31/2005             $  13,501      $  10,871      $  11,921
11/30/2005             $  13,712      $  11,239      $  11,825
12/31/2005             $  14,153      $  11,491      $  11,777
1/31/2006              $  14,895      $  12,007      $  11,867
2/28/2006              $  14,743      $  11,994      $  11,891
3/31/2006              $  14,927      $  12,263      $  11,957
4/30/2006              $  15,541      $  12,642      $  12,059
5/31/2006              $  15,023      $  12,221      $  12,118
6/30/2006              $  14,967      $  12,223      $  12,142
7/31/2006              $  15,110      $  12,302      $  12,178
8/31/2006              $  15,525      $  12,627      $  12,202
9/30/2006              $  15,765      $  12,782      $  12,142
10/31/2006             $  16,362      $  13,253      $  12,077
11/30/2006             $  16,759      $  13,585      $  12,059
12/31/2006             $  17,110      $  13,865      $  12,077
1/31/2007              $  17,348      $  14,031      $  12,113
2/28/2007              $  17,057      $  13,964      $  12,178
3/31/2007              $  17,233      $  14,225      $  12,289
4/30/2007              $  17,982      $  14,861      $  12,369
5/31/2007              $  18,467      $  15,292      $  12,445
6/30/2007              $  18,449      $  15,180      $  12,469
7/31/2007              $  18,132      $  14,847      $  12,466
8/31/2007              $  17,824      $  14,842      $  12,443
9/30/2007              $  18,705      $  15,553      $  12,477
10/31/2007             $  19,500      $  16,033      $  12,504
11/30/2007             $  18,687      $  15,385      $  12,578
12/31/2007             $  18,564      $  15,191      $  12,569
1/31/2008              $  17,013      $  14,033      $  12,632
2/29/2008              $  16,687      $  13,959      $  12,669
3/31/2008              $  16,342      $  13,832      $  12,778
4/30/2008              $  17,349      $  14,570      $  12,856
5/31/2008              $  17,468      $  14,810      $  12,964
6/30/2008              $  16,016      $  13,634      $  13,095
7/31/2008              $  15,769      $  13,305      $  13,164
8/31/2008              $  15,582      $  13,124      $  13,111
9/30/2008              $  13,903      $  11,569      $  13,093
10/31/2008             $  11,405      $   9,378      $  12,961
11/30/2008             $  10,743      $   8,778      $  12,712
12/31/2008             $  11,227      $   9,064      $  12,581
1/31/2009              $  10,254      $   8,272      $  12,636
2/28/2009              $   9,365      $   7,431      $  12,699
3/31/2009              $  10,139      $   7,996      $  12,729
4/30/2009              $  11,102      $   8,901      $  12,761
5/31/2009              $  12,033      $   9,719      $  12,798
6/30/2009              $  12,012      $   9,679      $  12,908
7/31/2009              $  13,100      $  10,502      $  12,888
8/31/2009              $  13,393      $  10,940      $  12,916

AVERAGE ANNUAL TOTAL RETURN

CLASS B                            8/31/09
----------------------------       -------
1-Year                             -17.94%
5-Year                              +3.14%
10-Year                             +2.96%

[PERFORMANCE CHART]

CLASS B (9/1/99-8/31/09)

               TEMPLETON WORLD   MSCI WORLD
               FUND - CLASS B      INDEX           CPI
               ---------------   ----------     ---------
  9/1/1999        $  10,000      $  10,000      $  10,000
 9/30/1999        $   9,762      $   9,904      $  10,048
 10/31/1999       $   9,752      $  10,421      $  10,066
 11/30/1999       $  10,241      $  10,715      $  10,072
 12/31/1999       $  11,221      $  11,584      $  10,072
 1/31/2000        $  10,551      $  10,922      $  10,102
 2/29/2000        $  10,502      $  10,953      $  10,162
 3/31/2000        $  11,052      $  11,711      $  10,245
 4/30/2000        $  10,508      $  11,217      $  10,251
 5/31/2000        $  10,363      $  10,934      $  10,263
 6/30/2000        $  10,817      $  11,304      $  10,317
 7/31/2000        $  10,871      $  10,987      $  10,341
 8/31/2000        $  11,276      $  11,346      $  10,341
 9/30/2000        $  10,853      $  10,744      $  10,395
 10/31/2000       $  10,503      $  10,565      $  10,413
 11/30/2000       $  10,239      $   9,925      $  10,419
 12/31/2000       $  10,696      $  10,087      $  10,413
 1/31/2001        $  10,853      $  10,283      $  10,479
 2/28/2001        $  10,402      $   9,415      $  10,521
 3/31/2001        $   9,748      $   8,799      $  10,545
 4/30/2001        $  10,192      $   9,451      $  10,586
 5/31/2001        $  10,297      $   9,334      $  10,634
 6/30/2001        $   9,983      $   9,043      $  10,652
 7/31/2001        $   9,676      $   8,924      $  10,622
 8/31/2001        $   9,492      $   8,497      $  10,622
 9/30/2001        $   8,616      $   7,749      $  10,670
 10/31/2001       $   9,006      $   7,899      $  10,634
 11/30/2001       $   9,614      $   8,367      $  10,616
 12/31/2001       $   9,752      $   8,421      $  10,575
 1/31/2002        $   9,587      $   8,167      $  10,598
 2/28/2002        $   9,580      $   8,097      $  10,640
 3/31/2002        $  10,063      $   8,457      $  10,700
 4/30/2002        $  10,096      $   8,173      $  10,760
 5/31/2002        $  10,209      $   8,192      $  10,760
 6/30/2002        $   9,739      $   7,696      $  10,766
 7/31/2002        $   9,011      $   7,049      $  10,778
 8/31/2002        $   8,911      $   7,063      $  10,814
 9/30/2002        $   7,964      $   6,288      $  10,832
 10/31/2002       $   8,443      $   6,753      $  10,850
 11/30/2002       $   9,035      $   7,119      $  10,850
 12/31/2002       $   8,508      $   6,775      $  10,826
 1/31/2003        $   8,295      $   6,571      $  10,874
 2/28/2003        $   7,968      $   6,458      $  10,958
 3/31/2003        $   7,749      $   6,440      $  11,023
 4/30/2003        $   8,461      $   7,015      $  10,999
 5/31/2003        $   9,087      $   7,420      $  10,981
 6/30/2003        $   9,267      $   7,551      $  10,993
 7/31/2003        $   9,599      $   7,706      $  11,005
 8/31/2003        $   9,932      $   7,874      $  11,047
 9/30/2003        $   9,946      $   7,924      $  11,083
 10/31/2003       $  10,466      $   8,396      $  11,071
 11/30/2003       $  10,635      $   8,526      $  11,041
 12/31/2003       $  11,262      $   9,063      $  11,029
 1/31/2004        $  11,674      $   9,210      $  11,083
 2/29/2004        $  11,890      $   9,368      $  11,143
 3/31/2004        $  11,708      $   9,309      $  11,215
 4/30/2004        $  11,357      $   9,124      $  11,251
 5/31/2004        $  11,364      $   9,213      $  11,317
 6/30/2004        $  11,546      $   9,406      $  11,352
 7/31/2004        $  11,101      $   9,102      $  11,335
 8/31/2004        $  11,148      $   9,145      $  11,341
 9/30/2004        $  11,411      $   9,321      $  11,364
 10/31/2004       $  11,673      $   9,552      $  11,424
 11/30/2004       $  12,513      $  10,057      $  11,430
 12/31/2004       $  12,930      $  10,444      $  11,388
 1/31/2005        $  12,680      $  10,211      $  11,412
 2/28/2005        $  13,262      $  10,539      $  11,478
 3/31/2005        $  12,901      $  10,339      $  11,568
 4/30/2005        $  12,658      $  10,121      $  11,646
 5/31/2005        $  12,805      $  10,309      $  11,634
 6/30/2005        $  13,026      $  10,402      $  11,640
 7/31/2005        $  13,601      $  10,768      $  11,694
 8/31/2005        $  13,711      $  10,854      $  11,753
 9/30/2005        $  14,116      $  11,139      $  11,897
 10/31/2005       $  13,678      $  10,871      $  11,921
 11/30/2005       $  13,895      $  11,239      $  11,825
 12/31/2005       $  14,324      $  11,491      $  11,777
 1/31/2006        $  15,070      $  12,007      $  11,867
 2/28/2006        $  14,906      $  11,994      $  11,891
 3/31/2006        $  15,086      $  12,263      $  11,957
 4/30/2006        $  15,692      $  12,642      $  12,059
 5/31/2006        $  15,160      $  12,221      $  12,118
 6/30/2006        $  15,094      $  12,223      $  12,142
 7/31/2006        $  15,225      $  12,302      $  12,178
 8/31/2006        $  15,635      $  12,627      $  12,202
 9/30/2006        $  15,873      $  12,782      $  12,142
 10/31/2006       $  16,462      $  13,253      $  12,077
 11/30/2006       $  16,849      $  13,585      $  12,059
 12/31/2006       $  17,191      $  13,865      $  12,077
 1/31/2007        $  17,415      $  14,031      $  12,113
 2/28/2007        $  17,119      $  13,964      $  12,178
 3/31/2007        $  17,281      $  14,225      $  12,289
 4/30/2007        $  18,025      $  14,861      $  12,369
 5/31/2007        $  18,500      $  15,292      $  12,445
 6/30/2007        $  18,464      $  15,180      $  12,469
 7/31/2007        $  18,132      $  14,847      $  12,466
 8/31/2007        $  17,819      $  14,842      $  12,443
 9/30/2007        $  18,699      $  15,553      $  12,477
 10/31/2007       $  19,494      $  16,033      $  12,504
 11/30/2007       $  18,681      $  15,385      $  12,578
 12/31/2007       $  18,558      $  15,191      $  12,569
 1/31/2008        $  17,008      $  14,033      $  12,632
 2/29/2008        $  16,682      $  13,959      $  12,669
 3/31/2008        $  16,336      $  13,832      $  12,778
 4/30/2008        $  17,343      $  14,570      $  12,856
 5/31/2008        $  17,461      $  14,810      $  12,964
 6/30/2008        $  16,010      $  13,634      $  13,095
 7/31/2008        $  15,763      $  13,305      $  13,164
 8/31/2008        $  15,575      $  13,124      $  13,111
 9/30/2008        $  13,898      $  11,569      $  13,093
 10/31/2008       $  11,401      $   9,378      $  12,961
 11/30/2008       $  10,739      $   8,778      $  12,712
 12/31/2008       $  11,224      $   9,064      $  12,581
 1/31/2009        $  10,251      $   8,272      $  12,636
 2/28/2009        $   9,362      $   7,431      $  12,699
 3/31/2009        $  10,136      $   7,996      $  12,729
 4/30/2009        $  11,098      $   8,901      $  12,761
 5/31/2009        $  12,029      $   9,719      $  12,798
 6/30/2009        $  12,009      $   9,679      $  12,908
 7/31/2009        $  13,097      $  10,502      $  12,888
 8/31/2009        $  13,389      $  10,940      $  12,916

14 | Annual Report

[PERFORMANCE CHART]

CLASS C (9/1/99-8/31/09)

               TEMPLETON WORLD  MSCI WORLD
               FUND - CLASS C      INDEX          CPI
               --------------   ----------      ---------
  9/1/1999        $  10,000      $  10,000      $  10,000
 9/30/1999        $   9,757      $   9,904      $  10,048
 10/31/1999       $   9,758      $  10,421      $  10,066
 11/30/1999       $  10,241      $  10,715      $  10,072
 12/31/1999       $  11,222      $  11,584      $  10,072
 1/31/2000        $  10,555      $  10,922      $  10,102
 2/29/2000        $  10,500      $  10,953      $  10,162
 3/31/2000        $  11,051      $  11,711      $  10,245
 4/30/2000        $  10,512      $  11,217      $  10,251
 5/31/2000        $  10,359      $  10,934      $  10,263
 6/30/2000        $  10,818      $  11,304      $  10,317
 7/31/2000        $  10,867      $  10,987      $  10,341
 8/31/2000        $  11,277      $  11,346      $  10,341
 9/30/2000        $  10,855      $  10,744      $  10,395
 10/31/2000       $  10,503      $  10,565      $  10,413
 11/30/2000       $  10,236      $   9,925      $  10,419
 12/31/2000       $  10,697      $  10,087      $  10,413
 1/31/2001        $  10,849      $  10,283      $  10,479
 2/28/2001        $  10,406      $   9,415      $  10,521
 3/31/2001        $   9,751      $   8,799      $  10,545
 4/30/2001        $  10,188      $   9,451      $  10,586
 5/31/2001        $  10,300      $   9,334      $  10,634
 6/30/2001        $   9,982      $   9,043      $  10,652
 7/31/2001        $   9,678      $   8,924      $  10,622
 8/31/2001        $   9,492      $   8,497      $  10,622
 9/30/2001        $   8,619      $   7,749      $  10,670
 10/31/2001       $   9,005      $   7,899      $  10,634
 11/30/2001       $   9,613      $   8,367      $  10,616
 12/31/2001       $   9,752      $   8,421      $  10,575
 1/31/2002        $   9,585      $   8,167      $  10,598
 2/28/2002        $   9,585      $   8,097      $  10,640
 3/31/2002        $  10,060      $   8,457      $  10,700
 4/30/2002        $  10,094      $   8,173      $  10,760
 5/31/2002        $  10,214      $   8,192      $  10,760
 6/30/2002        $   9,739      $   7,696      $  10,766
 7/31/2002        $   9,009      $   7,049      $  10,778
 8/31/2002        $   8,909      $   7,063      $  10,814
 9/30/2002        $   7,965      $   6,288      $  10,832
 10/31/2002       $   8,441      $   6,753      $  10,850
 11/30/2002       $   9,038      $   7,119      $  10,850
 12/31/2002       $   8,505      $   6,775      $  10,826
 1/31/2003        $   8,296      $   6,571      $  10,874
 2/28/2003        $   7,967      $   6,458      $  10,958
 3/31/2003        $   7,752      $   6,440      $  11,023
 4/30/2003        $   8,465      $   7,015      $  10,999
 5/31/2003        $   9,083      $   7,420      $  10,981
 6/30/2003        $   9,265      $   7,551      $  10,993
 7/31/2003        $   9,601      $   7,706      $  11,005
 8/31/2003        $   9,930      $   7,874      $  11,047
 9/30/2003        $   9,950      $   7,924      $  11,083
 10/31/2003       $  10,465      $   8,396      $  11,071
 11/30/2003       $  10,635      $   8,526      $  11,041
 12/31/2003       $  11,261      $   9,063      $  11,029
 1/31/2004        $  11,670      $   9,210      $  11,083
 2/29/2004        $  11,888      $   9,368      $  11,143
 3/31/2004        $  11,710      $   9,309      $  11,215
 4/30/2004        $  11,356      $   9,124      $  11,251
 5/31/2004        $  11,363      $   9,213      $  11,317
 6/30/2004        $  11,547      $   9,406      $  11,352
 7/31/2004        $  11,098      $   9,102      $  11,335
 8/31/2004        $  11,145      $   9,145      $  11,341
 9/30/2004        $  11,411      $   9,321      $  11,364
 10/31/2004       $  11,672      $   9,552      $  11,424
 11/30/2004       $  12,513      $  10,057      $  11,430
 12/31/2004       $  12,927      $  10,444      $  11,388
 1/31/2005        $  12,674      $  10,211      $  11,412
 2/28/2005        $  13,262      $  10,539      $  11,478
 3/31/2005        $  12,905      $  10,339      $  11,568
 4/30/2005        $  12,659      $  10,121      $  11,646
 5/31/2005        $  12,801      $  10,309      $  11,634
 6/30/2005        $  13,024      $  10,402      $  11,640
 7/31/2005        $  13,597      $  10,768      $  11,694
 8/31/2005        $  13,708      $  10,854      $  11,753
 9/30/2005        $  14,118      $  11,139      $  11,897
 10/31/2005       $  13,677      $  10,871      $  11,921
 11/30/2005       $  13,889      $  11,239      $  11,825
 12/31/2005       $  14,322      $  11,491      $  11,777
 1/31/2006        $  15,068      $  12,007      $  11,867
 2/28/2006        $  14,902      $  11,994      $  11,891
 3/31/2006        $  15,084      $  12,263      $  11,957
 4/30/2006        $  15,689      $  12,642      $  12,059
 5/31/2006        $  15,151      $  12,221      $  12,118
 6/30/2006        $  15,093      $  12,223      $  12,142
 7/31/2006        $  15,225      $  12,302      $  12,178
 8/31/2006        $  15,631      $  12,627      $  12,202
 9/30/2006        $  15,863      $  12,782      $  12,142
 10/31/2006       $  16,452      $  13,253      $  12,077
 11/30/2006       $  16,845      $  13,585      $  12,059
 12/31/2006       $  17,184      $  13,865      $  12,077
 1/31/2007        $  17,411      $  14,031      $  12,113
 2/28/2007        $  17,111      $  13,964      $  12,178
 3/31/2007        $  17,274      $  14,225      $  12,289
 4/30/2007        $  18,020      $  14,861      $  12,369
 5/31/2007        $  18,492      $  15,292      $  12,445
 6/30/2007        $  18,465      $  15,180      $  12,469
 7/31/2007        $  18,129      $  14,847      $  12,466
 8/31/2007        $  17,820      $  14,842      $  12,443
 9/30/2007        $  18,674      $  15,553      $  12,477
 10/31/2007       $  19,473      $  16,033      $  12,504
 11/30/2007       $  18,645      $  15,385      $  12,578
 12/31/2007       $  18,512      $  15,191      $  12,569
 1/31/2008        $  16,949      $  14,033      $  12,632
 2/29/2008        $  16,615      $  13,959      $  12,669
 3/31/2008        $  16,260      $  13,832      $  12,778
 4/30/2008        $  17,254      $  14,570      $  12,856
 5/31/2008        $  17,355      $  14,810      $  12,964
 6/30/2008        $  15,905      $  13,634      $  13,095
 7/31/2008        $  15,651      $  13,305      $  13,164
 8/31/2008        $  15,448      $  13,124      $  13,111
 9/30/2008        $  13,775      $  11,569      $  13,093
 10/31/2008       $  11,300      $   9,378      $  12,961
 11/30/2008       $  10,640      $   8,778      $  12,712
 12/31/2008       $  11,110      $   9,064      $  12,581
 1/31/2009        $  10,131      $   8,272      $  12,636
 2/28/2009        $   9,248      $   7,431      $  12,699
 3/31/2009        $  10,014      $   7,996      $  12,729
 4/30/2009        $  10,950      $   8,901      $  12,761
 5/31/2009        $  11,865      $   9,719      $  12,798
 6/30/2009        $  11,844      $   9,679      $  12,908
 7/31/2009        $  12,908      $  10,502      $  12,888
 8/31/2009        $  13,185      $  10,940      $  12,916

AVERAGE ANNUAL TOTAL RETURN

CLASS C                            8/31/09
----------------------------       -------
1-Year                             -15.46%
5-Year                              +3.42%
10-Year                             +2.80%

[PERFORMANCE CHART]

ADVISOR CLASS (9/1/99-8/31/09)(6)

                   TEMPLETON WORLD      MSCI WORLD
                FUND - ADVISOR CLASS       INDEX          CPI
                --------------------    ----------      ---------
  9/1/1999            $  10,000          $  10,000      $  10,000
 9/30/1999            $   9,763          $   9,904      $  10,048
 10/31/1999           $   9,770          $  10,421      $  10,066
 11/30/1999           $  10,262          $  10,715      $  10,072
 12/31/1999           $  11,252          $  11,584      $  10,072
 1/31/2000            $  10,589          $  10,922      $  10,102
 2/29/2000            $  10,541          $  10,953      $  10,162
 3/31/2000            $  11,101          $  11,711      $  10,245
 4/30/2000            $  10,565          $  11,217      $  10,251
 5/31/2000            $  10,420          $  10,934      $  10,263
 6/30/2000            $  10,884          $  11,304      $  10,317
 7/31/2000            $  10,944          $  10,987      $  10,341
 8/31/2000            $  11,359          $  11,346      $  10,341
 9/30/2000            $  10,944          $  10,744      $  10,395
 10/31/2000           $  10,596          $  10,565      $  10,413
 11/30/2000           $  10,332          $   9,925      $  10,419
 12/31/2000           $  10,801          $  10,087      $  10,413
 1/31/2001            $  10,965          $  10,283      $  10,479
 2/28/2001            $  10,520          $   9,415      $  10,521
 3/31/2001            $   9,864          $   8,799      $  10,545
 4/30/2001            $  10,316          $   9,451      $  10,586
 5/31/2001            $  10,434          $   9,334      $  10,634
 6/30/2001            $  10,119          $   9,043      $  10,652
 7/31/2001            $   9,817          $   8,924      $  10,622
 8/31/2001            $   9,634          $   8,497      $  10,622
 9/30/2001            $   8,749          $   7,749      $  10,670
 10/31/2001           $   9,152          $   7,899      $  10,634
 11/30/2001           $   9,778          $   8,367      $  10,616
 12/31/2001           $   9,926          $   8,421      $  10,575
 1/31/2002            $   9,760          $   8,167      $  10,598
 2/28/2002            $   9,760          $   8,097      $  10,640
 3/31/2002            $  10,254          $   8,457      $  10,700
 4/30/2002            $  10,294          $   8,173      $  10,760
 5/31/2002            $  10,421          $   8,192      $  10,760
 6/30/2002            $   9,947          $   7,696      $  10,766
 7/31/2002            $   9,206          $   7,049      $  10,778
 8/31/2002            $   9,112          $   7,063      $  10,814
 9/30/2002            $   8,150          $   6,288      $  10,832
 10/31/2002           $   8,641          $   6,753      $  10,850
 11/30/2002           $   9,255          $   7,119      $  10,850
 12/31/2002           $   8,721          $   6,775      $  10,826
 1/31/2003            $   8,511          $   6,571      $  10,874
 2/28/2003            $   8,179          $   6,458      $  10,958
 3/31/2003            $   7,956          $   6,440      $  11,023
 4/30/2003            $   8,700          $   7,015      $  10,999
 5/31/2003            $   9,343          $   7,420      $  10,981
 6/30/2003            $   9,533          $   7,551      $  10,993
 7/31/2003            $   9,884          $   7,706      $  11,005
 8/31/2003            $  10,229          $   7,874      $  11,047
 9/30/2003            $  10,256          $   7,924      $  11,083
 10/31/2003           $  10,792          $   8,396      $  11,071
 11/30/2003           $  10,978          $   8,526      $  11,041
 12/31/2003           $  11,631          $   9,063      $  11,029
 1/31/2004            $  12,059          $   9,210      $  11,083
 2/29/2004            $  12,293          $   9,368      $  11,143
 3/31/2004            $  12,114          $   9,309      $  11,215
 4/30/2004            $  11,755          $   9,124      $  11,251
 5/31/2004            $  11,776          $   9,213      $  11,317
 6/30/2004            $  11,969          $   9,406      $  11,352
 7/31/2004            $  11,507          $   9,102      $  11,335
 8/31/2004            $  11,569          $   9,145      $  11,341
 9/30/2004            $  11,852          $   9,321      $  11,364
 10/31/2004           $  12,135          $   9,552      $  11,424
 11/30/2004           $  13,012          $  10,057      $  11,430
 12/31/2004           $  13,450          $  10,444      $  11,388
 1/31/2005            $  13,199          $  10,211      $  11,412
 2/28/2005            $  13,813          $  10,539      $  11,478
 3/31/2005            $  13,450          $  10,339      $  11,568
 4/30/2005            $  13,200          $  10,121      $  11,646
 5/31/2005            $  13,366          $  10,309      $  11,634
 6/30/2005            $  13,601          $  10,402      $  11,640
 7/31/2005            $  14,215          $  10,768      $  11,694
 8/31/2005            $  14,336          $  10,854      $  11,753
 9/30/2005            $  14,776          $  11,139      $  11,897
 10/31/2005           $  14,326          $  10,871      $  11,921
 11/30/2005           $  14,550          $  11,239      $  11,825
 12/31/2005           $  15,018          $  11,491      $  11,777
 1/31/2006            $  15,805          $  12,007      $  11,867
 2/28/2006            $  15,644          $  11,994      $  11,891
 3/31/2006            $  15,838          $  12,263      $  11,957
 4/30/2006            $  16,491          $  12,642      $  12,059
 5/31/2006            $  15,940          $  12,221      $  12,118
 6/30/2006            $  15,889          $  12,223      $  12,142
 7/31/2006            $  16,041          $  12,302      $  12,178
 8/31/2006            $  16,491          $  12,627      $  12,202
 9/30/2006            $  16,753          $  12,782      $  12,142
 10/31/2006           $  17,388          $  13,253      $  12,077
 11/30/2006           $  17,810          $  13,585      $  12,059
 12/31/2006           $  18,188          $  13,865      $  12,077
 1/31/2007            $  18,441          $  14,031      $  12,113
 2/28/2007            $  18,140          $  13,964      $  12,178
 3/31/2007            $  18,327          $  14,225      $  12,289
 4/30/2007            $  19,124          $  14,861      $  12,369
 5/31/2007            $  19,648          $  15,292      $  12,445
 6/30/2007            $  19,628          $  15,180      $  12,469
 7/31/2007            $  19,291          $  14,847      $  12,466
 8/31/2007            $  18,973          $  14,842      $  12,443
 9/30/2007            $  19,910          $  15,553      $  12,477
 10/31/2007           $  20,770          $  16,033      $  12,504
 11/30/2007           $  19,904          $  15,385      $  12,578
 12/31/2007           $  19,778          $  15,191      $  12,569
 1/31/2008            $  18,125          $  14,033      $  12,632
 2/29/2008            $  17,777          $  13,959      $  12,669
 3/31/2008            $  17,420          $  13,832      $  12,778
 4/30/2008            $  18,493          $  14,570      $  12,856
 5/31/2008            $  18,618          $  14,810      $  12,964
 6/30/2008            $  17,082          $  13,634      $  13,095
 7/31/2008            $  16,830          $  13,305      $  13,164
 8/31/2008            $  16,619          $  13,124      $  13,111
 9/30/2008            $  14,841          $  11,569      $  13,093
 10/31/2008           $  12,178          $   9,378      $  12,961
 11/30/2008           $  11,473          $   8,778      $  12,712
 12/31/2008           $  11,990          $   9,064      $  12,581
 1/31/2009            $  10,949          $   8,272      $  12,636
 2/28/2009            $  10,008          $   7,431      $  12,699
 3/31/2009            $  10,837          $   7,996      $  12,729
 4/30/2009            $  11,867          $   8,901      $  12,761
 5/31/2009            $  12,863          $   9,719      $  12,798
 6/30/2009            $  12,852          $   9,679      $  12,908
 7/31/2009            $  14,016          $  10,502      $  12,888
 8/31/2009            $  14,331          $  10,940      $  12,916

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(6)                   8/31/09
----------------------------       -------
1-Year                             -13.79%
5-Year                              +4.37%
10-Year                             +3.66%

                                                              Annual Report | 15

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed.
                  These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Effective 5/15/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -12.65% and -4.02%.

7. Source: (C) 2009 Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

16 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-     Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                  BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                                    VALUE 3/1/09      VALUE 8/31/09     PERIOD* 3/1/09 - 8/31/09
                                                  -----------------   --------------    ------------------------
CLASS A
Actual                                            $       1,000       $   1,430.20      $          6.68
Hypothetical (5% return before expenses)          $       1,000       $   1,019.71      $          5.55

CLASS B
Actual                                            $       1,000       $   1,424.40      $         11.31
Hypothetical (5% return before expenses)          $       1,000       $   1,015.88      $          9.40

CLASS C
Actual                                            $       1,000       $   1,425.80      $         11.31
Hypothetical (5% return before expenses)          $       1,000       $   1,015.88      $          9.40

ADVISOR CLASS
Actual                                            $       1,000       $   1,431.80      $          5.21
Hypothetical (5% return before expenses)          $       1,000       $   1,020.92      $          4.33

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.09%; B: 1.85%; C: 1.85%; and Advisor: 0.85%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

18 | Annual Report

Templeton World Fund

FINANCIAL HIGHLIGHTS

                                                                                 YEAR ENDED AUGUST 31,
CLASS A                                                   2009           2008              2007           2006           2005
                                                      -----------     -----------     ------------    -----------    -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............    $     15.78     $     20.23     $      19.46    $     18.92    $     16.78
                                                      -----------     -----------     ------------    -----------    -----------
Income from investment operations(a):
    Net investment income(b) .....................           0.24            0.31             0.26           0.28           0.25
    Net realized and unrealized gains (losses) ...          (2.59)          (2.48)            2.45           2.23           3.46
                                                      -----------     -----------     ------------    -----------    -----------
Total from investment operations .................          (2.35)          (2.17)            2.71           2.51           3.71
                                                      -----------     -----------     ------------    -----------    -----------
Less distributions from:
    Net investment income ........................          (0.30)          (0.32)           (0.34)         (0.27)         (0.32)
    Net realized gains ...........................          (0.33)          (1.96)           (1.60)         (1.70)         (1.25)
                                                      -----------     -----------     ------------    -----------    -----------
Total distributions ..............................          (0.63)          (2.28)           (1.94)         (1.97)         (1.57)
                                                      -----------     -----------     ------------    -----------    -----------
Redemption fees(c) ...............................             --              --(d)            --(d)          --(d)          --(d)
                                                      -----------     -----------     ------------    -----------    -----------
Net asset value, end of year .....................    $     12.80     $     15.78     $      20.23    $     19.46    $     18.92
                                                      ===========     ===========     ============    ===========    ===========

Total return(e) ..................................         (14.04)%        (12.58)%          14.80%         14.92%         23.91%

RATIOS TO AVERAGE NET ASSETS
Expenses(f) ......................................           1.10%           1.05%            1.05%          1.06%          1.08%
Net investment income ............................           2.15%           1.71%            1.29%          1.49%          1.41%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................    $ 5,431,882     $ 7,277,382     $  9,152,846    $ 8,627,348    $ 7,988,364
Portfolio turnover rate ..........................          17.66%          21.91%           33.12%         35.41%         24.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f) Benefit of expense reduction rounds to less than 0.01%.

                     Annual Report | The accompanying notes are an integral part
                                             of these financial statements. | 19

Templeton World Fund

                                                                             YEAR ENDED AUGUST 31,
CLASS B                                                   2009         2008          2007          2006          2005
                                                       ---------     --------      --------      --------      ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $   15.48     $  19.87      $  19.08      $  18.61      $   16.53
                                                       ---------     --------      --------      --------      ---------
Income from investment operations(a):
    Net investment income(b) .......................        0.15         0.16          0.10          0.13           0.12
    Net realized and unrealized gains (losses) .....       (2.52)       (2.44)         2.43          2.20           3.41
                                                       ---------     --------      --------      --------      ---------
Total from investment operations ...................       (2.37)       (2.28)         2.53          2.33           3.53
                                                       ---------     --------      --------      --------      ---------
Less distributions from:
    Net investment income ..........................       (0.16)       (0.15)        (0.14)        (0.16)         (0.20)
    Net realized gains .............................       (0.33)       (1.96)        (1.60)        (1.70)         (1.25)
                                                       ---------     --------      --------      --------      ---------
Total distributions ................................       (0.49)       (2.11)        (1.74)        (1.86)         (1.45)
                                                       ---------     --------      --------      --------      ---------
Redemption fees(c) .................................          --           --(d)         --(d)         --(d)          --(d)
                                                       ---------     --------      --------      --------      ---------
Net asset value, end of year .......................   $   12.62     $  15.48      $  19.87      $  19.08      $   18.61
                                                       =========     ========      ========      ========      =========

Total return(e) ....................................      (14.68)%     (13.29)%       13.97%        14.03%         22.99%

RATIOS TO AVERAGE NET ASSETS
Expenses(f) ........................................        1.85%        1.81%         1.81%         1.82%          1.83%
Net investment income ..............................        1.40%        0.95%         0.53%         0.73%          0.66%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $  18,903     $ 33,986      $ 58,251      $ 64,381      $  60,564
Portfolio turnover rate ............................       17.66%       21.91%        33.12%        35.41%         24.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f) Benefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton World Fund

                                                                                 YEAR ENDED AUGUST 31,
CLASS C                                                   2009           2008            2007             2006             2005
                                                       ----------    -----------      -----------      -----------      ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $    15.23    $     19.61      $     18.86      $     18.42      $   16.37
                                                       ----------    -----------      -----------      -----------      ---------
Income from investment operations(a):
    Net investment income(b) .......................         0.15           0.16             0.11             0.14           0.11
    Net realized and unrealized gains (losses) .....        (2.49)         (2.40)            2.39             2.16           3.38
                                                       ----------    -----------      -----------      -----------      ---------
Total from investment operations ...................        (2.34)         (2.24)            2.50             2.30           3.49
                                                       ----------    -----------      -----------      -----------      ---------
Less distributions from:
    Net investment income ..........................        (0.17)         (0.18)           (0.15)           (0.16)         (0.19)
    Net realized gains .............................        (0.33)         (1.96)           (1.60)           (1.70)         (1.25)
                                                       ----------    -----------      -----------      -----------      ---------
Total distributions ................................        (0.50)         (2.14)           (1.75)           (1.86)         (1.44)
                                                       ----------    -----------      -----------      -----------      ---------
Redemption fees(c) .................................           --             --(d)            --(d)            --(d)          --(d)
                                                       ----------    -----------      -----------      -----------      ---------
Net asset value, end of year .......................   $    12.39    $     15.23      $     19.61      $     18.86      $   18.42
                                                       ==========    ===========      ===========      ===========      =========

Total return(e) ....................................       (14.65)%       (13.31)%          14.00%           14.03%         23.00%

RATIOS TO AVERAGE NET ASSETS
Expenses(f) ........................................         1.85%          1.80%            1.80%            1.82%          1.83%
Net investment income ..............................         1.40%          0.96%            0.54%            0.73%          0.66%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $  233,637    $   339,251      $   446,046      $   407,087      $ 351,430
Portfolio turnover rate ............................        17.66%         21.91%           33.12%           35.41%         24.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f) Benefit of expense reduction rounds to less than 0.01%.

                          Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 21

Templeton World Fund


                                                                           YEAR ENDED AUGUST 31,
ADVISOR CLASS                                             2009           2008           2007         2006(a)
                                                       ---------      ---------      ----------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $   15.79      $   20.25      $    19.48      $ 19.38
                                                       ---------      ---------      ----------      -------
Income from investment operations(b):
    Net investment income(c) .......................        0.28           0.34            0.32         0.11
    Net realized and unrealized gains (losses) .....       (2.60)         (2.47)           2.44        (0.01)
                                                       ---------      ---------      ----------      -------
Total from investment operations ...................       (2.32)         (2.13)           2.76         0.10
                                                       ---------      ---------      ----------      -------
Less distributions from:
    Net investment income ..........................       (0.34)         (0.37)          (0.39)          --
    Net realized gains .............................       (0.33)         (1.96)          (1.60)          --
                                                       ---------      ---------      ----------      -------
Total distributions ................................       (0.67)         (2.33)          (1.99)          --
                                                       ---------      ---------      ----------      -------
Redemption fees(d) .................................          --             --(e)           --(e)        --(e)
                                                       ---------      ---------      ----------      -------
Net asset value, end of year .......................   $   12.80      $   15.79      $    20.25      $ 19.48
                                                       =========      =========      ==========      =======

Total return(f) ....................................      (13.79)%       (12.40)%         15.06%        0.52%

RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ........................................        0.86%          0.81%           0.81%        0.82%
Net investment income ..............................        2.39%          1.95%           1.53%        1.73%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $ 166,706      $ 125,863      $  193,581      $31,804
Portfolio turnover rate ............................       17.66%         21.91%          33.12%       35.41%

(a) For the period May 15, 2006 (effective date) to August 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Effective September 1, 2008, the redemption fee was eliminated.

(e) Amount rounds to less than $0.01 per share.

(f) Total return is not annualized for periods less than one year.

(g) Ratios are annualized for periods less than one year.

(h) Benefit of expense reduction rounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2009

                                                           INDUSTRY                   SHARES/UNITS       VALUE
                                           ----------------------------------------   ------------   ------------
   COMMON STOCKS AND OTHER EQUITY
   INTERESTS 95.3%
   AUSTRALIA 0.4%
   Brambles Ltd. .......................        Commercial Services & Supplies           3,366,301   $ 21,126,062
                                                                                                     ------------

   CHINA 0.6%
   China Telecom Corp. Ltd., ADR .......    Diversified Telecommunication Services         657,000     33,920,910
                                                                                                     ------------

   FRANCE 5.6%
   France Telecom SA ...................    Diversified Telecommunication Services       2,756,030     70,101,314
   Sanofi-Aventis ......................               Pharmaceuticals                   1,800,000    122,125,356
   Total SA, B .........................         Oil, Gas & Consumable Fuels               967,820     55,464,786
   Vivendi SA ..........................                    Media                        2,750,000     78,346,422
                                                                                                     ------------
                                                                                                      326,037,878
                                                                                                     ------------

   GERMANY 5.4%
   Bayerische Motoren Werke AG .........                 Automobiles                     1,177,640     53,711,196
   Deutsche Post AG ....................           Air Freight & Logistics               1,638,630     28,252,351
   Merck KGaA ..........................               Pharmaceuticals                     568,590     51,539,750
   SAP AG ..............................                   Software                      1,276,980     62,270,067
   Siemens AG ..........................           Industrial Conglomerates              1,416,280    122,591,088
                                                                                                     ------------
                                                                                                      318,364,452
                                                                                                     ------------

   HONG KONG 4.4%
   Cheung Kong (Holdings) Ltd. .........     Real Estate Management & Development        9,663,751    114,648,333
   Hutchison Whampoa Ltd. ..............           Industrial Conglomerates             13,611,060     95,710,312
   Yue Yuen Industrial Holdings Ltd. ...        Textiles, Apparel & Luxury Goods        17,249,500     45,513,486
                                                                                                     ------------
                                                                                                      255,872,131
                                                                                                     ------------

   INDIA 1.7%
   ICICI Bank Ltd., ADR ................               Commercial Banks                    677,908     20,689,752
(a)Reliance Industries Ltd. ............         Oil, Gas & Consumable Fuels             1,984,780     81,694,344
                                                                                                     ------------
                                                                                                      102,384,096
                                                                                                     ------------

   IRELAND 0.5%
   CRH PLC .............................            Construction Materials               1,058,250     27,160,009
                                                                                                     ------------

   ISRAEL 1.3%
(a)Check Point Software Technologies
     Ltd. ..............................                   Software                      2,674,400     74,535,528
                                                                                                     ------------

   ITALY 1.5%
   Eni SpA .............................         Oil, Gas & Consumable Fuels             2,541,076     60,261,753
(a)Intesa Sanpaolo SpA .................               Commercial Banks                  6,634,800     28,752,973
                                                                                                     ------------
                                                                                                       89,014,726
                                                                                                     ------------

                                                              Annual Report | 23

Templeton World Fund

                                                           INDUSTRY                          SHARES/UNITS      VALUE
                                            ----------------------------------------         ------------   ------------
   COMMON STOCKS AND OTHER EQUITY
   INTERESTS (CONTINUED)
   JAPAN 3.7%
   Nintendo Co. Ltd. ....................                      Software                            79,100   $ 21,383,432
   Olympus Corp. ........................          Health Care Equipment & Supplies             1,426,000     38,764,156
   Sumitomo Mitsui Financial Group
     Inc. ...............................                  Commercial Banks                       780,300     33,619,888
   Takeda Pharmaceutical Co. Ltd. .......                   Pharmaceuticals                     1,241,800     50,034,920
   Toyota Motor Corp. ...................                     Automobiles                       1,740,500     74,616,901
                                                                                                            ------------
                                                                                                             218,419,297
                                                                                                            ------------

   NETHERLANDS 1.2%
(a)ING Groep NV .........................         Diversified Financial Services                4,594,030     69,459,078
                                                                                                            ------------

   NORWAY 0.9%
(a)Telenor ASA ..........................    Diversified Telecommunication Services             5,675,250     53,341,653
                                                                                                            ------------

   PHILIPPINES 0.4%
   Ayala Land Inc. ......................     Real Estate Management & Development             94,089,601     20,726,705
                                                                                                            ------------

   RUSSIA 0.8%
   Gazprom, ADR .........................             Oil, Gas & Consumable Fuels               2,307,910     46,758,257
                                                                                                            ------------

   SINGAPORE 3.4%
   DBS Group Holdings Ltd. ..............                  Commercial Banks                     5,832,000     51,154,700
(a)Flextronics International Ltd. .......   Electronic Equipment, Instruments & Components      4,259,287     25,257,572
   Parkway Holdings Ltd. ................          Health Care Providers & Services            22,029,333     30,421,132
   Singapore Telecommunications Ltd. ....       Diversified Telecommunication Services         43,167,261     94,060,025
                                                                                                            ------------
                                                                                                             200,893,429
                                                                                                            ------------

   SOUTH AFRICA 0.4%
   Massmart Holdings Ltd. ...............              Food & Staples Retailing                 2,307,600     22,987,757
                                                                                                            ------------

   SOUTH KOREA 3.2%
(a)KB Financial Group Inc. ..............                Commercial Banks                       1,119,576     46,163,462
   Samsung Electronics Co. Ltd. .........      Semiconductors & Semiconductor Equipment           229,519    141,680,664
                                                                                                            ------------
                                                                                                             187,844,126
                                                                                                            ------------

   SPAIN 1.9%
   Telefonica SA ........................       Diversified Telecommunication Services          4,350,130    109,712,643
                                                                                                            ------------

   SWITZERLAND 3.7%
   Adecco SA ............................                Professional Services                  1,433,264     68,830,783
   Novartis AG ..........................                   Pharmaceuticals                     1,575,950     73,048,710
   Roche Holding AG .....................                   Pharmaceuticals                       466,090     74,083,153
                                                                                                            ------------
                                                                                                             215,962,646
                                                                                                            ------------

24 | Annual Report

Templeton World Fund

                                                           INDUSTRY                         SHARES/UNITS       VALUE
                                             -------------------------------------------    ------------    ------------
   COMMON STOCKS AND OTHER EQUITY
   INTERESTS (CONTINUED)
   TAIWAN 4.3%
   Chunghwa Telecom Co. Ltd., ADR .......      Diversified Telecommunication Services          3,294,688    $ 56,339,165
   Compal Electronics Inc. ..............              Computers & Peripherals                64,773,643      65,344,423
(b)Compal Electronics Inc., GDR, 144A . .              Computers & Peripherals                    24,361         122,878
   Taiwan Semiconductor Manufacturing
     Co. Ltd. ...........................     Semiconductors & Semiconductor Equipment        73,822,021     132,794,398
                                                                                                            ------------
                                                                                                             254,600,864
                                                                                                            ------------

   TURKEY 1.1%
   Turkcell Iletisim Hizmetleri AS ......        Wireless Telecommunication Services           9,848,862      64,013,335
                                                                                                            ------------

   UNITED KINGDOM 11.5%
   Aviva PLC ............................                     Insurance                        6,771,466      44,784,748
   BAE Systems PLC ......................                Aerospace & Defense                  11,965,602      60,858,463
   BP PLC ...............................            Oil, Gas & Consumable Fuels              12,060,484     104,503,690
   British Sky Broadcasting Group PLC ...                       Media                          4,258,959      37,871,329
   GlaxoSmithKline PLC ..................                  Pharmaceuticals                     5,138,017     100,748,007
   Kingfisher PLC .......................                 Specialty Retail                    15,848,820      54,694,333
   Pearson PLC ..........................                       Media                          3,377,592      41,393,117
   Royal Dutch Shell PLC, A .............            Oil, Gas & Consumable Fuels                 626,995      17,399,864
   Royal Dutch Shell PLC, B .............            Oil, Gas & Consumable Fuels               2,427,995      66,233,399
   Tesco PLC ............................             Food & Staples Retailing                 5,093,050      31,187,476
   Vodafone Group PLC ...................        Wireless Telecommunication Services          51,346,255     111,092,508
                                                                                                            ------------
                                                                                                             670,766,934
                                                                                                            ------------

   UNITED STATES 37.4%
   Abbott Laboratories ..................                  Pharmaceuticals                       860,100      38,902,323
   Accenture Ltd., A ....................                    IT Services                       4,228,620     139,544,460
   ACE Ltd. .............................                     Insurance                           50,900       2,655,962
   American Express Co. .................                 Consumer Finance                       935,340      31,633,199
(a)Amgen Inc. ...........................                   Biotechnology                      2,200,000     131,428,000
   Bank of America Corp. ................          Diversified Financial Services              1,500,910      26,401,007
   Bristol-Myers Squibb Co. .............                  Pharmaceuticals                     2,981,970      65,990,996
   Chevron Corp. ........................            Oil, Gas & Consumable Fuels               1,218,070      85,191,816
(a)Cisco Systems Inc. ...................             Communications Equipment                 5,014,260     108,308,016
   Comcast Corp., A .....................                       Media                          6,616,780      96,538,820
   Covidien PLC .........................         Health Care Equipment & Supplies             1,225,450      48,491,056
   CVS Caremark Corp. ...................             Food & Staples Retailing                   684,600      25,686,192
(a)The DIRECTV Group Inc. ...............                       Media                          1,170,220      28,974,647
   E. I. du Pont de Nemours and Co. .....                     Chemicals                        1,017,390      32,485,263
   FedEx Corp. ..........................              Air Freight & Logistics                   642,300      44,132,433
   The Gap Inc. .........................                 Specialty Retail                     4,005,521      78,708,488
   General Electric Co. .................             Industrial Conglomerates                 5,168,590      71,843,401
   Great Plains Energy Inc. .............                Electric Utilities                      892,533      15,637,178
   The Home Depot Inc. ..................                 Specialty Retail                     2,213,020      60,393,316
   Invesco Ltd. .........................                  Capital Markets                     1,864,302      38,684,267
   JPMorgan Chase & Co. .................          Diversified Financial Services                623,600      27,101,656

                                                              Annual Report | 25

Templeton World Fund

                                                             INDUSTRY                     SHARES/UNITS            VALUE
                                             ---------------------------------------    -----------------    ----------------
   COMMON STOCKS AND OTHER EQUITY
   INTERESTS (CONTINUED)
   UNITED STATES (CONTINUED)
(a)KKR Private Equity Investors LP
     (Units) ............................                Capital Markets                        6,333,380      $   53,833,730
   Merck & Co. Inc. .....................                Pharmaceuticals                        1,809,240          58,673,653
   Microsoft Corp. ......................                    Software                           9,157,720         225,737,798
   News Corp., A ........................                     Media                             9,396,020         100,725,334
   Oracle Corp. .........................                    Software                           5,965,840         130,472,921
   Pfizer Inc. ..........................                Pharmaceuticals                        4,352,300          72,683,410
(a)Progressive Corp. ....................                   Insurance                           2,137,430          35,310,344
   Quest Diagnostics Inc. ...............        Health Care Providers & Services                 879,380          47,451,345
(a)Sprint Nextel Corp. ..................      Wireless Telecommunication Services              5,721,070          20,939,116
   TECO Energy Inc. .....................                Multi-Utilities                        2,301,100          30,650,652
   Time Warner Cable Inc. ...............                     Media                               536,187          19,796,024
   Time Warner Inc. .....................                     Media                             2,136,120          59,619,109
   Torchmark Corp. ......................                   Insurance                             693,890          29,566,653
   United Parcel Service Inc., B ........            Air Freight & Logistics                    2,002,070         107,030,662
                                                                                                               --------------
                                                                                                                2,191,223,247
                                                                                                               --------------

   TOTAL COMMON STOCKS
     AND OTHER EQUITY INTERESTS
        (COST $5,947,213,445) ...........                                                                       5,575,125,763
                                                                                                               --------------

   PREFERRED STOCKS 2.0%
   BRAZIL 2.0%
   Petroleo Brasileiro SA, ADR, pfd. ....          Oil, Gas & Consumable Fuels                  2,161,790          71,771,428
   Vale SA, ADR, pfd., A ................                Metals & Mining                        2,526,000          43,472,460
                                                                                                               --------------

   TOTAL PREFERRED STOCKS
     (COST $71,113,334) .................                                                                         115,243,888
                                                                                                               --------------

                                                                                       PRINCIPAL AMOUNT(c)
                                                                                       -------------------
   FOREIGN GOVERNMENT AND AGENCY
   SECURITIES 0.2%
   CANADA 0.1%
   Government of Canada, 6.00%,
     6/01/11 ............................                                                   8,030,000 CAD           7,959,925
                                                                                                               --------------

   SWEDEN 0.1%
   Government of Sweden, 5.50%,
     10/08/12 ...........................                                                  48,680,000 SEK           7,514,785
                                                                                                               --------------

   TOTAL FOREIGN GOVERNMENT AND
     AGENCY SECURITIES
        (COST $10,560,766) ..............                                                                          15,474,710
                                                                                                               --------------

26 | Annual Report

Templeton World Fund

                                                                       PRINCIPAL AMOUNT(c)       VALUE
                                                                      --------------------   --------------
   U.S. GOVERNMENT AND AGENCY
   SECURITIES (COST $14,838,685)
   0.3%
   FHLMC, 5.50%, 12/01/35  ...................                               15,055,102      $   15,752,871
                                                                                             --------------

   TOTAL INVESTMENTS BEFORE
      SHORT TERM INVESTMENTS
         (COST $6,043,726,230)  ..............                                                5,721,597,232
                                                                                             --------------

   SHORT TERM INVESTMENTS 2.0%
   TIME DEPOSITS (COST $6,250,000)
   0.1%
   UNITED STATES 0.1%
   Paribas Corp., 0.16%, 9/01/09  ............                                6,250,000           6,250,000
                                                                                             --------------

   U.S. GOVERNMENT AND AGENCY
   SECURITIES 1.9%
(d)FHLB, 2/25/10 .............................                               25,000,000          24,977,250
(d)FHLMC, 11/02/09 - 1/20/10 .................                               50,200,000          50,173,410
(d)FNMA, 12/29/09 ............................                               38,000,000          37,984,306
                                                                                             --------------

   TOTAL U.S. GOVERNMENT AND AGENCY
      SECURITIES (COST $113,075,006) .........                                                  113,134,966
                                                                                             --------------

   TOTAL INVESTMENTS
      (COST $6,163,051,236)
         99.8% ...............................                                                5,840,982,198
   OTHER ASSETS, LESS LIABILITIES
      0.2% ...................................                                                   10,144,759
                                                                                             --------------

   NET ASSETS 100.0% .........................                                               $5,851,126,957
                                                                                             ==============

See Abbreviations on page 40.

(a) Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2009, the value of this security was $122,878, representing less than 0.01% of net assets.

(c) The principal amount is stated in U.S. dollars unless otherwise indicated.

(d) The security is traded on a discount basis with no stated coupon rate.

                          Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 27

Templeton World Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2009

Assets:
   Investments in securities:
      Cost .................................................................   $ 6,163,051,236
                                                                               ===============
      Value ................................................................   $ 5,840,982,198
   Cash ....................................................................             1,383
   Receivables:
      Capital shares sold ..................................................         1,804,971
      Dividends and interest ...............................................        21,014,503
   Other assets ............................................................             5,144
                                                                               ---------------
         Total assets ......................................................     5,863,808,199
                                                                               ---------------
Liabilities:
   Payables:
      Capital shares redeemed ..............................................         5,845,467
      Affiliates ...........................................................         5,098,635
      Custodian fees .......................................................           722,949
   Accrued expenses and other liabilities ..................................         1,014,191
                                                                               ---------------
         Total liabilities .................................................        12,681,242
                                                                               ---------------
            Net assets, at value ...........................................   $ 5,851,126,957
                                                                               ===============
Net assets consist of:
   Paid-in capital .........................................................   $ 6,476,971,687
   Undistributed net investment income .....................................       111,119,870
   Net unrealized appreciation (depreciation) ..............................      (321,990,248)
   Accumulated net realized gain (loss) ....................................      (414,974,352)
                                                                               ---------------
            Net assets, at value ...........................................   $ 5,851,126,957
                                                                               ===============
CLASS A:
   Net assets, at value ....................................................   $ 5,431,881,833
                                                                               ===============
   Shares outstanding ......................................................       424,394,829
                                                                               ===============
   Net asset value per share(a) ............................................   $         12.80
                                                                               ===============
   Maximum offering price per share (net asset value per share / 94.25%) ...   $         13.58
                                                                               ===============
CLASS B:
   Net assets, at value ....................................................   $    18,903,040
                                                                               ===============
   Shares outstanding ......................................................         1,497,865
                                                                               ===============
   Net asset value and maximum offering price per share(a) .................   $         12.62
                                                                               ===============
CLASS C:
   Net assets, at value ....................................................   $   233,636,556
                                                                               ===============
   Shares outstanding ......................................................        18,858,998
                                                                               ===============
   Net asset value and maximum offering price per share(a) .................   $         12.39
                                                                               ===============
ADVISOR CLASS:
   Net assets, at value ....................................................   $   166,705,528
                                                                               ===============
   Shares outstanding ......................................................        13,026,635
                                                                               ===============
   Net asset value and maximum offering price per share ....................   $         12.80
                                                                               ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton World Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2009

Investment income:
   Dividends (net of foreign taxes of $11,860,508) .....................................      $   168,638,634
   Interest ............................................................................            3,468,663
                                                                                              ---------------
         Total investment income .......................................................          172,107,297
                                                                                              ---------------
Expenses:
   Management fees (Note 3a) ...........................................................           32,685,825
   Administrative fees (Note 3b) .......................................................            4,263,494
   Distribution fees: (Note 3c)
      Class A ..........................................................................           11,925,011
      Class B ..........................................................................              200,500
      Class C ..........................................................................            2,171,174
   Transfer agent fees (Note 3e) .......................................................            6,365,745
   Custodian fees (Note 4) .............................................................            1,078,143
   Reports to shareholders .............................................................              458,506
   Registration and filing fees ........................................................              234,968
   Professional fees ...................................................................               76,536
   Trustees' fees and expenses .........................................................              162,041
   Other ...............................................................................              242,573
                                                                                              ---------------
         Total expenses ................................................................           59,864,516
         Expense reductions (Note 4) ...................................................              (13,051)
                                                                                              ---------------
           Net expenses ................................................................           59,851,465
                                                                                              ---------------
              Net investment income ....................................................          112,255,832
                                                                                              ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................................................         (404,106,333)
      Foreign currency transactions ....................................................           (2,438,185)
                                                                                              ---------------
              Net realized gain (loss) .................................................         (406,544,518)
                                                                                              ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................................         (927,219,867)
      Translation of other assets and liabilities denominated in foreign currencies ....            1,018,912
                                                                                              ---------------
              Net change in unrealized appreciation (depreciation) .....................         (926,200,955)
                                                                                              ---------------
Net realized and unrealized gain (loss) ................................................       (1,332,745,473)
                                                                                              ---------------
Net increase (decrease) in net assets resulting from operations ........................      $(1,220,489,641)
                                                                                              ===============

                          Annual Report | The accompanying notes are an integral
                                        part of these financial statements. | 29

Templeton World Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED AUGUST 31,
                                                                       2009               2008
                                                                 ---------------     ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................     $   112,255,832     $   153,547,495
      Net realized gain (loss) from investments and
         foreign currency transactions .....................        (406,544,518)        234,608,706
      Net change in unrealized appreciation
         (depreciation) on investments and translation
         of other assets and liabilities denominated in
         foreign currencies ................................        (926,200,955)     (1,551,702,715)

           Net increase (decrease) in net assets resulting       ---------------     ---------------
              from operations ..............................      (1,220,489,641)     (1,163,546,514)
                                                                 ---------------     ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...........................................        (130,800,008)       (149,314,552)
         Class B ...........................................            (303,763)           (429,640)
         Class C ...........................................          (3,506,715)         (4,091,924)
         Advisor Class .....................................          (2,718,053)         (3,659,274)
      Net realized gains:
         Class A ...........................................        (145,466,748)       (883,471,102)
         Class B ...........................................            (648,040)         (5,496,035)
         Class C ...........................................          (6,729,027)        (44,374,985)
         Advisor Class .....................................          (2,671,700)        (18,588,982)
                                                                 ---------------     ---------------
   Total distributions to shareholders .....................        (292,844,054)     (1,109,426,494)
                                                                 ---------------     ---------------
   Capital share transactions: (Note 2)
         Class A ...........................................        (419,620,125)        238,151,309
         Class B ...........................................          (7,598,205)        (12,680,289)
         Class C ...........................................         (37,907,758)         (3,485,692)
         Advisor Class .....................................          53,105,458         (23,272,809)
                                                                 ---------------     ---------------
   Total capital share transactions ........................        (412,020,630)        198,712,519
                                                                 ---------------     ---------------
   Redemption fees .........................................                  --              18,000
                                                                 ---------------     ---------------
           Net increase (decrease) in net assets ...........      (1,925,354,325)     (2,074,242,489)
Net assets:
   Beginning of year .......................................       7,776,481,282       9,850,723,771
                                                                 ---------------     ---------------
   End of year .............................................     $ 5,851,126,957     $ 7,776,481,282
                                                                 ===============     ===============
Undistributed net investment income included in net assets:
   End of year .............................................     $   111,119,870     $   138,490,321
                                                                 ===============     ===============

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton World Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton World Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Time deposits are valued at cost.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

                                                              Annual Report | 31

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

a. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

32 | Annual Report

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

                                                              Annual Report | 33

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

g. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                         YEAR ENDED AUGUST 31,
                                               2009                             2008
                                   -------------------------------   ------------------------------
                                      SHARES           AMOUNT           SHARES          AMOUNT
                                   ------------   ----------------   -----------   ----------------
CLASS A SHARES:
   Shares sold ...................   34,323,751   $    380,068,438    32,493,519   $    587,448,743
   Shares issued in reinvestment
    of distributions .............   23,106,778        245,855,918    48,796,248        928,986,133
   Shares redeemed ...............  (94,279,362)    (1,045,544,481)  (72,392,137)    (1,278,283,567)
                                   ------------   ----------------   -----------   ----------------
   Net increase (decrease) .......  (36,848,833)  $   (419,620,125)    8,897,630   $    238,151,309
                                   ============   ================   ===========   ================

CLASS B SHARES:
   Shares sold ...................      126,577   $      1,402,486       107,243   $      1,937,328
   Shares issued in reinvestment
    of distributions .............       75,304            793,700       272,093          5,106,482
   Shares redeemed ...............     (899,246)        (9,794,391)   (1,115,556)       (19,724,099)
                                   ------------   ----------------   -----------   ----------------
   Net increase (decrease) .......     (697,365)  $     (7,598,205)     (736,220)  $    (12,680,289)
                                   ============   ================   ===========   ================

34 | Annual Report

Templeton World Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      YEAR ENDED AUGUST 31,
                                             2009                          2008
                                   ---------------------------   ----------------------------
                                     SHARES          AMOUNT       SHARES           AMOUNT
                                   -----------   -------------   -----------   --------------
CLASS C SHARES:
   Shares sold ...................   2,469,523   $  26,513,842     1,833,422   $   32,380,277
   Shares issued in reinvestment
    of distributions .............     838,415       8,677,591     2,240,105       41,365,754
   Shares redeemed ...............  (6,719,207)    (73,099,191)   (4,552,436)     (77,231,723)
                                   -----------   -------------   -----------   --------------
   Net increase (decrease) .......  (3,411,269)  $ (37,907,758)     (478,909)  $   (3,485,692)
                                   ===========   =============   ===========   ==============

ADVISOR CLASS SHARES:
   Shares sold ...................   6,141,999   $  65,633,924     3,110,165   $   55,086,490
   Shares issued in reinvestment
    of distributions .............     497,078       5,278,972       706,799       13,446,120
   Shares redeemed ...............  (1,581,739)    (17,807,438)   (5,405,787)     (91,805,419)
                                   -----------   -------------   -----------   --------------
   Net increase (decrease) .......   5,057,338   $  53,105,458    (1,588,823)  $  (23,272,809)
                                   ===========   =============   ===========   ==============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Templeton Global Advisors Limited (TGAL)                        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

a. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE    NET ASSETS
-------------------    ----------
      0.630%           Up to and including $1 billion
      0.615%           Over $1 billion, up to and including $5 billion
      0.600%           Over $5 billion, up to and including $10 billion
      0.580%           Over $10 billion, up to and including $15 billion
      0.560%           Over $15 billion, up to and including $20 billion
      0.540%           In excess of $20 billion

                                                              Annual Report | 35

Templeton World Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

b. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED FEE RATE              NET ASSETS
-------------------              ----------
       0.150%                    Up to and including $200 million
       0.135%                    Over $200 million, up to and including $700 million
       0.100%                    Over $700 million, up to and including $1.2 billion
       0.075%                    In excess of $1.2 billion

c. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...............................   0.25%
Class B ...............................   1.00%
Class C ...............................   1.00%

d. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
 unaffiliated broker/dealers .....................   $ 251,152
Contingent deferred sales charges retained .......   $  19,332

36 | Annual Report

Templeton World Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

e. TRANSFER AGENT FEES

For the year ended August 31, 2009, the Fund paid transfer agent fees of $6,365,745, of which $4,392,321 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, the Fund had tax basis capital losses of $173,314,310 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized capital losses of $237,100,473.

The tax character of distributions paid during the years ended August 31, 2009 and 2008, was as follows:

                                        2009            2008
                                   -------------   ---------------
Distributions paid from:
   Ordinary income ..............  $ 137,327,676   $   205,995,403
   Long term capital gain .......    155,516,378       903,431,091
                                   -------------   ---------------
                                   $ 292,844,054   $ 1,109,426,494
                                   =============   ===============

                                                              Annual Report | 37

Templeton World Fund

5. INCOME TAXES (CONTINUED)

At August 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ...............................    $   6,169,129,517
                                                       =================
Unrealized appreciation ...........................    $     720,682,677
Unrealized depreciation ...........................       (1,048,829,996)
                                                       -----------------
Net unrealized appreciation (depreciation) ........    $    (328,147,319)
                                                       =================
Distributable earnings -- undistributed ordinary
 income ...........................................    $     112,638,581
                                                       =================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, pass through entity income, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass through entity income, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2009, aggregated $925,863,803 and $998,918,462, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

38 | Annual Report

Templeton World Fund

8. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $8,026 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended August 31, 2009, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

      -     Level 1 -- quoted prices in active markets for identical securities

      - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

      - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

                                                              Annual Report | 39

Templeton World Fund

9. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of August 31, 2009, in valuing the Fund's assets carried at fair value:

                                             LEVEL 1         LEVEL 2       LEVEL 3         TOTAL
                                        ---------------   -------------   ---------   ---------------
ASSETS:
   Investments in Securities:
     Equity Investments:(a)
        Taiwan ......................   $   254,477,986   $     122,878   $      --   $   254,600,864
     All other Equity
        Investments(b) ..............     5,435,768,787              --          --     5,435,768,787
     Foreign Government and Agency
        Securities
        Canada ......................                --       7,959,925          --         7,959,925
        Sweden ......................                --       7,514,785          --         7,514,785
     U.S. Government and Agency
        Securities ..................                --      15,752,871          --        15,752,871
     Short Term Investments .........                --     119,384,966          --       119,384,966
                                        ---------------   -------------   ---------   ---------------
             Total Investments in
               Securities ...........   $ 5,690,246,773   $ 150,735,425   $      --   $ 5,840,982,198
                                        ===============   =============   =========   ===============

(a) Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through October 20, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY                     SELECTED PORTFOLIO

CAD    -   Canadian Dollar   ADR       -   American Depository Receipt
SEK    -   Swedish Krona     FHLB      -   Federal Home Loan Bank
                             FHLMC     -   Federal Home Loan Mortgage Corp.
                             FNMA      -   Federal National Mortgage Association
                             GDR       -   Global Depository Receipt

40 | Annual Report

Templeton World Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON WORLD FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton World Fund (the "Fund") at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2009

                                                              Annual Report | 41

Templeton World Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $155,516,379 as a long term capital gain dividend for the fiscal year ended August 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $153,042,610 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund designates 32.67% of the ordinary income dividends as income qualifying for the dividend received deduction for the fiscal year ended August 31, 2009.

At August 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 18, 2008, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign qualified dividends as designated by the Fund to Class A, Class B, Class C, and Advisor Class shareholders of record.

RECORD DATE: 12/18/2008

                               FOREIGN TAX PAID    FOREIGN SOURCE     FOREIGN QUALIFIED
CLASS                              PER SHARE      INCOME PER SHARE   DIVIDENDS PER SHARE
----------------------------   ----------------   ----------------   -------------------
Class A ...................    $     0.0359       $     0.2977       $      0.2137
Class B ...................    $     0.0359       $     0.1734       $      0.1243
Class C ...................    $     0.0359       $     0.1976       $      0.1419
Class Advisor .............    $     0.0359       $     0.3273       $      0.2350

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

42 | Annual Report

Templeton World Fund

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

                                                              Annual Report | 43

Templeton World Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION     TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  -----------  --------------  -----------------------  ----------------------------------------------
HARRIS J. ASHTON (1932)         Trustee      Since 1992      134                      Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)          Trustee      Since 2008      31                       SLM Corporation (Sallie Mae) and Allied
500 East Broward Blvd.                                                                Capital Corporation (financial services).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)        Trustee      Since 2003      23                       Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                Victory Nickel Inc. (mineral exploration),
Suite 2100                                                                            ABACO Markets Limited (retail distributors).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director and Vice Chairman, Caribbean Utilities Company Ltd.; and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)         Lead         Trustee since   134                      Hess Corporation (exploration and refining of
500 East Broward Blvd.          Independent  2003 and Lead                            oil and gas), H.J. Heinz Company (processed
Suite 2100                      Trustee      Independent                              foods and allied products), RTI International
Fort Lauderdale, FL 33394-3091               Trustee                                  Metals, Inc. (manufacture and distribution of
                                             since 2007                               titanium), Canadian National Railway
                                                                                      (railroad) and White Mountains Insurance
                                                                                      Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

44 | Annual Report

                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION     TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------  -----------  --------------  -----------------------  ----------------------------------------------
DAVID W. NIEMIEC (1949)         Trustee      Since 2005      23                       Emeritus Corporation (assisted living) and OSI
500 East Broward Blvd.                                                                Pharmaceuticals, Inc. (pharmaceutical
Suite 2100                                                                            products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)           Trustee      Since 2003      134                      Hess Corporation (exploration and refining of
500 East Broward Blvd.                                                                oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee      Since 2005      142                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS    Trustee      Since 2003      23                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)           Trustee      Since 2006      38                       El Oro Ltd. (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney at law.

                                                              Annual Report | 45

INTERESTED BOARD MEMBERS AND OFFICERS

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION        TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
---------------------------  --------------  ----------------  -----------------------  --------------------------------------------
**CHARLES B. JOHNSON (1933)  Trustee,        Trustee and       134                      None
One Franklin Parkway         Chairman of     Chairman of the
San Mateo, CA 94403-1906     the Board and   Board since
                             Vice President  1995 and
                                             Vice President
                                             since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR.     Trustee and     Trustee since     52                       None
(1940)                       Vice President  1992 and
One Franklin Parkway                         Vice President
San Mateo, CA 94403-1906                     since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

JAMES M. DAVIS (1952)        Chief           Chief Compliance  Not Applicable           Not Applicable
One Franklin Parkway         Compliance      Officer since
San Mateo, CA 94403-1906     Officer and     2004 and
                             Vice President  Vice President  -
                             -  AML          AML Compliance
                             Compliance      since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)    Chief           Since             Not Applicable           Not Applicable
One Franklin Parkway         Executive       March 2009
San Mateo, CA 94403-1906     Officer  -
                             Finance and
                             Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees,
Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments
(1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

ALIYA S. GORDON (1973)       Vice President  Since             Not Applicable           Not Applicable
One Franklin Parkway                         March 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

46 | Annual Report

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ---------------  ------------------------  ----------------------------------------
DAVID P. GOSS (1947)            Vice President   Since 2000       Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)           Vice President   Since            Not Applicable            Not Applicable
One Franklin Parkway                             August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

GARY P. MOTYL (1952)            President        Since 2007       Not Applicable            Not Applicable
500 East Broward Blvd.          and Chief
Suite 2100                      Executive
Fort Lauderdale, FL 33394-3091  Officer  -
                                Investment
                                Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton
Investments.

MARK H. OTANI (1968)            Treasurer,       Since            Not Applicable            Not Applicable
One Franklin Parkway            Chief Financial  March 2009
San Mateo, CA 94403-1906        Officer
                                and Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)       Secretary        Secretary since  Not Applicable            Not Applicable
500 East Broward Blvd.          and Vice         2004 and Vice
Suite 2100                      President        President since
Fort Lauderdale, FL 33394-3091                   August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

                                                              Annual Report | 47

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION        TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------  --------------  --------------  ------------------------  -------------------------------------------

KAREN L. SKIDMORE (1952)       Vice President  Since           Not Applicable            Not Applicable
One Franklin Parkway                           August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)           Vice President  Since 2005      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

** We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.

48 | Annual Report

Templeton World Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 19, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton World Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of

                                                              Annual Report | 49

Templeton World Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

50 | Annual Report

Templeton World Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2009, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The following summarizes the performance results for the Fund.

The Lipper performance universe for the Fund consisted of the Fund and all retail and institutional global multi-cap core funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and a majority of the funds within such universe experienced losses for the one-year period. On a comparative basis, the Lipper report showed the Fund's total return to be in the second-highest quintile of such universe for the previous one-year period and on an annualized basis to be in the highest or second-highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board noted such favorable comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis included administrative charges as being part of the management fee and actual total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate and actual total expense rate of Templeton World Fund to each be in the least expensive quintiles of its Lipper expense group. The Board was satisfied with such comparative expenses of the Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services

                                                              Annual Report | 51

Templeton World Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are

52 | Annual Report

Templeton World Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2008, the net assets of Templeton World Fund were approximately $5.2 billion. The Board believed that to the extent economies of scale may be realized by the Manger and its affiliates, the schedules of fees under the investment management agreement for the Fund provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

                                                              Annual Report | 53

[FRANKLIN TEMPLETON INVESTMENTS LOGO]              One Franklin Parkway
                                                   San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
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ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON WORLD FUND

INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $122,320 for the fiscal year ended August 31, 2009 and $174,023 for the fiscal year ended August 31, 2008.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $5,300 for the fiscal year ended August 31, 2009 and $5,300 for the fiscal year ended August 31, 2008. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended August 31, 2009 and $0 for the fiscal year ended August 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $15,436 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $268,641 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $11,300 for the fiscal year ended August 31, 2009 and $289,377 for the fiscal year ended August 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS


By /s/LAURA F. FERGERSON
-------------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance and
 Administration
Date:  October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
-------------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance and
 Administration
Date:  October 28, 2009


By /s/MARK H. OTANI
------------------------------------
Mark H. Otani
Chief Financial Officer and
Chief Accounting Officer
Date:  October 28, 2009